UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Trammell Crow Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRAMMELL CROW COMPANY
2001 Ross Avenue, Suite 3400
Dallas, Texas 75201

July [   ], 2006

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Trammell Crow Company to be held on August [   ], 2006, at 1:00 p.m., local time, at 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201.  Please find enclosed a notice to stockholders, a Proxy Statement describing the business to be transacted at the meeting and a form of Proxy for use in voting at the meeting.

At the Special Meeting, you will be asked (i) to ratify and approve certain performance-based award provisions of the Trammell Crow Company Long-Term Incentive Plan and (ii) to act upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

We hope that you will be able to attend the Special Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote.  Whether or not you plan to attend, please complete, sign, date and return the enclosed Proxy or grant your proxy by telephone or over the internet, as described on the enclosed Proxy, as promptly as possible.  It is important that your shares be represented at the meeting.

Very truly yours,

Robert E. Sulentic
Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed Proxy or to grant your proxy by telephone or over the internet, as described on the enclosed Proxy, as promptly as possible. Returning your Proxy or granting your proxy by telephone or over the internet will help the Company assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the meeting may vote in person even if he or she has returned the Proxy or has granted his or her proxy by telephone or over the internet.

TRAMMELL CROW COMPANY
2001 Ross Avenue, Suite 3400
Dallas, Texas 75201

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST [   ], 2006

PLEASE TAKE NOTICE THAT a Special Meeting of Stockholders (the “Special Meeting”) of Trammell Crow Company, a Delaware corporation (the “Company”), will be held on August [  ], 2006, at 1:00 p.m., local time, at 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201, to consider and vote on the following matters:

(1)                                  ratification and approval of certain performance-based award provisions of the Trammell Crow Company Long-Term Incentive Plan; and

(2)                                  such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

The close of business on June [   ], 2006 (the “Record Date”), has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.  Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting.  A list of stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder for any purpose germane to the Special Meeting during ordinary business hours for the ten days preceding the Special Meeting at the Company’s offices at the address on this notice, and also at the Special Meeting.

Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed Proxy or grant your proxy by telephone or over the internet, as described on the enclosed Proxy, as promptly as possible.  You may revoke your proxy before the Special Meeting as described in the Proxy Statement under the heading “Solicitation and Revocability of Proxies.”

By Order of the Board of Directors,

J. Christopher Kirk
Secretary

Dallas, Texas

July [   ], 2006

TRAMMELL CROW COMPANY
2001 Ross Avenue, Suite 3400
Dallas, Texas 75201
(214) 863-3000

PROXY STATEMENT

SOLICITATION AND REVOCABILITY OF PROXIES

The Board of Directors of the Company (the “Board of Directors”) requests your proxy for use at the Special Meeting of Stockholders to be held on August [   ], 2006, at 1:00 p.m., local time, at 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201, and at any adjournments or postponements thereof.  By signing and returning the enclosed Proxy, or granting your proxy by telephone or over the internet, you authorize the persons named on the Proxy to represent you and to vote your shares at the Special Meeting.  This Proxy Statement and the form of Proxy were first mailed to stockholders of the Company on or about July [   ], 2006.

This solicitation of proxies is made by the Board of Directors of the Company and will be conducted primarily by mail.  Officers, directors and employees of the Company may solicit proxies personally or by telephone, electronic mail, telegram or other forms of wire or facsimile communication.  The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock that those persons hold of record.  The costs of the solicitation, including reimbursement of such forwarding expenses, will be paid by the Company.

If you attend the Special Meeting, you may vote in person.  If you are not present at the Special Meeting, your shares can be voted only if you have returned a properly signed Proxy, are represented by another proxy, or have granted your proxy by telephone or over the internet.  You may revoke your proxy, whether granted by telephone, over the internet or by returning the enclosed Proxy, at any time before it is exercised at the Special Meeting by (a) signing and submitting to the Secretary of the Company a later-dated proxy, (b) delivering to the Secretary of the Company written notice of revocation of the proxy, or (c) voting in person at the Special Meeting.  In addition, if you granted your proxy by telephone or over the internet, you may revoke such grant by resubmitting your proxy by telephone or over the internet at any time prior to 6:00 a.m., Eastern daylight time, on August [   ], 2006.  In the absence of any such revocation, shares represented by the persons named on the Proxies will be voted at the Special Meeting.

VOTING AND QUORUM

The only outstanding voting securities of the Company are shares of common stock, par value $0.01 per share (the “Common Stock”).  As of the close of business on the Record Date, there were [                ] shares of Common Stock outstanding and entitled to be voted at the Special Meeting.

Each outstanding share of Common Stock is entitled to one vote.  The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to vote as of the Record Date shall constitute a quorum at the Special Meeting.  The chairman of the meeting or the holders of a majority of the Common Stock entitled to vote who are present or represented by proxy at the Special Meeting have the power to adjourn the Special Meeting from time to time without notice, other than an announcement at the Special Meeting of the time and place of the holding of the adjourned meeting, until a quorum is present.  At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Special Meeting had a quorum originally been present; provided, that if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned

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meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.  Proxies solicited by this Proxy Statement may be used to vote in favor of any motion to adjourn the Special Meeting.  The persons named on the Proxies intend to vote in favor of any motion to adjourn the Special Meeting to a subsequent day if, prior to the Special Meeting, such persons have not received sufficient proxies to approve the proposal described in this Proxy Statement.  If such a motion is approved but sufficient proxies are not received by the time set for the resumption of the Special Meeting, this process will be repeated until sufficient proxies to vote in favor of the proposal described in this Proxy Statement have been received or it appears to the persons named on the Proxies that sufficient proxies will not be received.  Abstentions and broker non—votes will count in determining if a quorum is present at the Special Meeting.  A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a proxy does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item from a beneficial owner for which it holds shares in street name.

RATIFICATION OF CERTAIN PERFORMANCE-BASED
COMPENSATION PROVISIONS OF THE TRAMMELL CROW COMPANY
LONG-TERM INCENTIVE PLAN

The Company is proposing that stockholders ratify and approve Section 4A of the Trammell Crow Company Long-Term Incentive Plan (the “Plan”). If the stockholders vote to ratify and approve Section 4A, certain awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), will be fully deductible by the Company.  Under Section 162(m) of the Code, the federal income tax deductibility of compensation paid to the Company’s Chief Executive Officer and its four other most highly compensated executive officers (the “Covered Employees”) may be limited to the extent that the compensation to any such individual exceeds $1 million in any one year.  However, the Company may deduct compensation in excess of that amount if it qualifies as “performance-based compensation,” as defined in Section 162(m) of the Code.

A summary description of the Plan is set forth below.  You are being asked to ratify and approve the portion of the Plan described under “Performance Awards” in this summary. The full text of the Plan is set forth in Appendix A to this Supplement.

The Company is not proposing to increase the number of shares that may be issued under the Plan or make any other changes or amendments to the Plan at the Special Meeting.  Stockholders are merely being asked to ratify and approve an existing portion of the Plan to preserve the deductibility of certain performance based Awards issued under the Plan.

If the stockholders do not vote to ratify and approve Section 4A of the Plan, (1) the Plan will remain in effect, (2) the Company may still grant stock options and stock appreciation rights to the Covered Employees if they have an exercise price equal to or greater than the fair market value of the Common Stock and these awards will continue to qualify for federal income tax deduction under Section 162(m) of the Code, and (3) in addition to stock options and stock appreciation rights as described in item (2) immediately preceding, the Company may continue to grant any other awards under the Plan to Covered Employees only to the extent that the income produced by the award, when aggregated with other compensation, is not expected to produce more than $1 million of compensation for a Covered Employee in a calendar year that does not qualify as “performance-based compensation” under Section 162(m) of the Code.

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Required Vote and Recommendation

The affirmative vote of a majority of the votes cast at the Special Meeting will be required to approve the Plan, provided that the total votes cast on the proposal represent over 50% in interest of all shares of our stock entitled to vote on the proposal.

The Board of Directors recommends that the stockholders vote “FOR” the ratification and approval of the provisions of Section 4A of the Trammell Crow Company Long-Term Incentive Plan as described above.

New Plan Benefits

The future awards that will be made to eligible participants under the Plan are subject to the discretion of the Compensation Committee of the Board of Directors and, therefore, cannot be determined with certainty at this time.

SUMMARY DESCRIPTION OF TRAMMELL
CROW COMPANY LONG-TERM INCENTIVE PLAN

General

The Plan is named the “Trammell Crow Company Long-Term Incentive Plan.”  The purpose of the Plan is to provide an incentive for employees, directors and certain consultants and advisors of the Company or its subsidiaries to remain in the service of the Company or its subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company and to aid the Company in attracting able persons to enter the service of the Company or its subsidiaries.  To accomplish this purpose, the Plan offers an ownership interest in the Company through the distribution of awards (“Awards”) including (i) incentive stock options qualified as such under U.S. federal income tax laws (“Incentive Options”), (ii) stock options that do not qualify as incentive stock options (“Nonstatutory Options”), (iii) stock appreciation rights (“SARs”), (iv) restricted stock awards (“Restricted Stock Awards”), and (v) performance units (“Performance Units”).  See “—Types of Awards.”

No awards may be made under the Plan after the date that is ten years from the date of stockholder approval of the last amendment to the Plan which involved an increase in authorized shares of Common Stock subject to the Plan.

The Plan, in part, is intended to qualify under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Administration of the Plan

The Board of Directors has appointed the Compensation Committee (the “Committee”) to administer the Plan.  The Committee has broad discretion to administer the Plan, interpret its provisions, and adopt policies for implementing the Plan. This discretion includes the ability to select the recipient of an Award, determine the type and amount of each Award, establish the terms of each Award, accelerate vesting or exercisability of an Award, extend the exercise period for an Award, determine whether performance conditions have been satisfied, waive conditions and provisions of an Award, permit the transfer of an Award to family trusts and other persons and otherwise modify or amend any Award under the Plan.

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Persons Who May Participate in the Plan

Any person (a “Participant”) may participate in the Plan if they are (i) an employee of the Company or any of its subsidiaries, including officers and directors of the Company who are also employees of the Company or of any of its subsidiaries, (ii) a non-employee director of the Company, or (iii) any other person that the Committee designates as eligible for an Award (other than Incentive Options) because the person performs bona fide consulting or advisory services for the Company or any of its subsidiaries (other than services in connection with the offer and sale of securities in a capital-raising transaction).

A Participant under the Plan will be eligible to receive Nonstatutory Options, SARs, Restricted Stock Awards and Performance Units.  A Participant may also be eligible to receive an Incentive Option if the Participant (i) is an employee of the Company or one of its corporate subsidiaries and (ii) immediately before the time the Incentive Option is granted, the Participant does not own stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Company or a subsidiary unless, at the time the Incentive Option is granted, the exercise price of the Incentive Option is at least 110% of the fair market value of the Common Stock underlying the Incentive Option and the Incentive Option is not, by its terms, exercisable after the fifth anniversary of the date of grant.

Types of Awards

Shares Subject to the Plan.  The maximum aggregate number of shares of Common Stock in respect of which awards may be granted for all purposes under the Plan is 8,634,878.  Through May 31, 2006, the Company had issued 2,591,742 shares of restricted stock (net of forfeitures) under the Plan, 960,312 of which had become unrestricted, and 1,631,430 of which were still restricted.  As of May 31, 2006, there were outstanding options to acquire an aggregate of 3,426,790 shares of Common Stock under the Plan.  The exercise prices for such stock options range from $9.74 to $36.00.  As of May 31, 2006, the Company had outstanding performance units representing the right to receive, at the election of the grantee, an aggregate of up to 35,608 shares of Common Stock or cash in an amount equal to the fair market value of such shares of Common Stock on the distribution date or dates.  At May 31, 2006, the Company had previously issued 1,810,938 shares of Common Stock upon the exercise of non-qualified stock options under the Plan and had issued 9,501 shares of Common Stock upon the exercise of performance units under the Plan.  Accounting for such previous exercises and the outstanding awards described in this paragraph, at May 31, 2006, the maximum number of shares that may be subject to future awards under the Plan is 760,299.   If any currently outstanding awards are forfeited in the future, the shares underlying such forfeited awards will become eligible for reissuance under the Plan.

If Common Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Common Stock or is exchanged for other Awards, the shares of Common Stock that were subject to that Award will again be available for issue, transfer or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, settlement or exchange.  The Common Stock issued under the Plan may be shares originally issued by the Company, shares held by the Company in treasury, shares which have been reacquired by the Company or shares which have been bought on the market for the purposes of the Plan.  There are no fees, commissions or other charges applicable to the receipt of Common Stock under the Plan.

Stock Options.  The Company may grant to Participants (i) Incentive Options (only to eligible Participants) and  (ii) Nonstatutory Options.  The Committee determines the exercise price of each option granted under the Plan. The exercise price for an Incentive Option must not be less than the fair market value of the Common Stock on the date of grant, and the exercise price of Nonstatutory Options must not be less than 85% of the fair market value of the Common Stock on the date of grant. Stock options may

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be exercised as the Committee determines, but not later than ten years from the date of grant in the case of Incentive Options except as provided above with respect to a Participant that owns stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Company or a subsidiary.  At the discretion of the Committee, holders may use shares of Common Stock to pay the exercise price, including shares issuable upon exercise of the option.  All options issued under the Plan on or prior to the Record Date have an exercise price equal to the fair market value of Common Stock as of the date of grant for such options.

SARs.  An SAR may be awarded in connection with or separate from a stock option. An SAR is the right to receive an amount in cash or stock equal to the excess of the fair market value of a share of the Common Stock on the date of exercise over the exercise price specified in the agreement governing the SAR (for SARs not granted in connection with a stock option) or the exercise price of the related stock option (for SARs granted in connection with a stock option). An SAR granted in connection with a stock option will entitle the holder, upon exercise, to surrender the related stock option or portion thereof relating to the number of shares for which the SAR is exercised. The surrendered stock option or portion will then cease to be exercisable. Such an SAR is exercisable only to the extent that the related stock option is exercisable.  An SAR granted independently of a stock option will be exercisable as the Committee determines. The Committee may limit the amount payable upon exercise of any SAR. SARs may be paid in cash, stock or a combination of cash and stock, as the Committee provides in the agreement governing the SAR.

Restricted Stock.  A Restricted Stock Award is a grant of shares of Common Stock that are nontransferable and subject to risk of forfeiture until specific conditions are met. The restrictions will lapse in accordance with a schedule or other conditions as the Committee determines. During the restriction period, the holder of a Restricted Stock Award may, in the Committee’s discretion, have certain rights as a stockholder, including the right to vote the stock subject to the award or receive dividends on that stock. Restricted stock may also be issued upon exercise or settlement of options, SARs or Performance Units.

Performance Units.  Performance Units are performance-based awards payable in cash, stock or a combination of both.  The basis for payment of Performance Units for a given performance period is the achievement of performance objectives determined by the Committee at the beginning of the performance period.  At or before the beginning of each performance period, the Committee will establish the contingent value of each Performance Unit, for that performance period, which may vary depending on the degree to which performance objectives are met.  Performance objectives may be based on any performance measure or combination of measures as selected by the Committee.  A performance period is any period, as selected by the Committee, of up to ten fiscal years of the Company.

Performance Awards. The Company may grant awards subject to performance goals that consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria. Performance awards to Covered Employees are intended to constitute performance-based compensation within the meaning of Section 162(m) of the Code and to comply with the exemption from the deduction prohibitions of Section 162(m) of the Code. During any calendar year in which the Plan is in effect, (i) the Company may not grant performance awards in the form of stock options, stock appreciation rights or restricted stock relating to more than 500,000 shares of Common Stock to any one participant in the Plan, subject to certain customary adjustments, and (ii) the maximum compensation that may be earned under the Plan from performance awards granted as performance units by any one participant is $5,000,000.

The business criteria that the Company will use in establishing performance goals for awards intended to comply with the exemption from the deduction prohibitions of Section 162(m) of the Code will include one or more of the following: (1) earnings per share; (2) revenue targets; (3) cash flow targets; (4) cash flow return targets; (5) return on net assets, return on assets, return on investment, return on capital, or return on equity; (6) an economic value added formula; (7) operating margin or contribution

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margin; (8) net income, pretax earnings, pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating income; pretax earnings before interest depreciation and/or amortization; (9) total shareholder return; (10) debt reduction; and (11) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Company’s Compensation Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of competitor companies, including the group selected by the Company for purposes of the stock performance graph contained in the proxy statement for the Company’s annual meetings of stockholders.

Other Provisions

Tax Withholding.  At the Committee’s discretion and subject to conditions that the Committee may impose, a participant’s tax withholding with respect to an award may be satisfied by the withholding of shares of Common Stock issuable pursuant to the award or the delivery of previously owned shares of Common Stock in either case based on the fair market value of the shares.

Merger, Recapitalization or Change of Control.  If any change is made to the Company’s capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger or otherwise, which results in an increase or decrease in the number of outstanding shares of Common Stock, appropriate adjustments will be made by the Committee in the shares subject to an Award under the Plan. In general, upon a change in control of the Company, if approved by the Compensation Committee of the Board of Directors, (a) all outstanding stock options and stock appreciation rights will immediately vest and become exercisable by the holder, (b) the restriction period on all awards of restricted stock will immediately be accelerated and the restrictions will expire, (c) the target payout opportunity attainable under all performance units will be deemed to be fully earned for all performance periods and the holder will be paid (in cash within 30 days after the change in control for cash-based performance units and in stock upon the change in control for stock-based performance units) a pro rata portion of all associated targeted payout opportunities based on the number of complete and partial calendar months elapsed as of the date of the change in control.  In the event that a change in control involves a merger or consolidation in which the Company is not the surviving entity or in which all of the outstanding shares of capital stock of the Company are exchanged for shares of capital stock in another entity, or in the event a change in control involves a sale of substantially all of the assets of the Company, and in connection with the change in control securities, cash or property are issuable or deliverable in exchange for capital stock of the Company, then the holders of awards granted under the Plan will be entitled to receive (in a form appropriate for each particular form of award) the amount of securities, cash or property to which they would be entitled as if their particular award were in the form of capital stock of the Company.  In addition, under employment agreements with Robert E. Sulentic, William F. Concannon, James R. Groch, Derek R. McClain, John A. Stirek, T. Christopher Roth, Michael J. Lafitte, Matthew S. Khourie and Diane Paddison, the Company has agreed that all awards held by these executive officers will automatically vest in full upon the occurrence of a change in control. The Committee has discretion to determine whether an Award under the Plan will have change-of-control features. The Committee also has discretion to vary the change-of-control features as it deems appropriate.

Amendment.  Without stockholder approval, the Board of Directors may at any time and from time to time with respect to any shares which, at the time, are not subject to Awards suspend, discontinue, revise, or amend the Plan in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act of 1934 (the “Exchange Act”) and the exemptions therefrom, the Code, ERISA, or any other law, rule or regulation that may affect the Plan.  The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Company or the Plan or for any other purpose permitted by law.  Subject to certain limitations, the Plan may not be amended without stockholder approval to increase materially the aggregate number of shares of Common Stock that may be issued under the Plan.

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EXECUTIVE COMPENSATION

The following table sets forth certain information for the years ended December 31, 2003, 2004 and 2005, concerning the cash and non-cash compensation earned by, or awarded to, all individuals serving as the Chief Executive Officer of the Company during the 2005 fiscal year and each of the other six most highly compensated executive officers of the Company whose annual salary and bonus for the year ended December 31, 2005, exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

							Long-Term Compensation
		Annual Compensation					Awards			Payouts
Name and Principal Position	Year	Salary($)	Bonus($)		Other Annual Compensation ($)(1)		Restricted Stock Awards($)(2)		Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)(3)
Robert E. Sulentic	2005	440,000	940,000	(4)	20,000		935,388	(5)	—	—	7,797
Chairman, Chief Executive	2004	400,000	960,000		20,000		2,085,000	(6)	—	—	7,500
Officer and President	2003	400,000	600,000		15,000		—		—	—	7,406

William F. Concannon(7)	2005	330,000	875,000		20,000		597,615	(8)	—	—	107,938	(9)
Vice Chairman	2004	310,000	685,000		20,000		—		—	—	157,176	(10)
	2003	310,000	300,000		15,551	(11)	825,000	(12)	—	—	158,030	(13)

James R. Groch	2005	330,000	950,000		20,000		727,524	(14)	—	—	6,972
Chief Investment Officer	2004	270,000	705,000		20,000		—		—	—	6,738
and President, Funds and	2003	270,000	380,000		15,000		825,000	(12)	—	—	6,588
Investment Management

Matthew S. Khourie	2005	310,000	800,000		20,000		415,728	(15)	—	—	6,946
President, Development	2004	235,000	305,000		10,000		98,480	(16)	—	—	1,805,926	(17)
and Investment -	2003	200,000	86,080		7,500		607,100	(18)	—	—	30,000	(19)
Central Operations

Michael J. Lafitte	2005	350,000	950,000		20,000		623,592	(20)	—	—	7,350
President, Global Services	2004	270,000	705,000		20,000		—		—	—	94,250	(21)
	2003	270,000	380,000		15,000		825,000	(12)	—	—	227,194	(22)

T. Christopher Roth	2005	310,000	800,000		20,000		415,728	(15)	—	—	8,141	(23)
President, Development	2004	270,000	680,000		20,000		—		—	—	7,922	(24)
and Investment -	2003	270,000	325,000		15,000		825,000	(12)	—	—	16,952	(25)
Eastern Operations

John A. Stirek	2005	310,000	800,000		20,000		415,728	(15)	—	—	7,266
President, Development	2004	270,000	680,000		20,000		—		—	—	69,238	(26)
and Investment -	2003	270,000	325,000		142,912	(27)	825,000	(12)	—	—	159,318	(28)
Western Operations

(1)                                  Reflects $15,000 payments paid to each Named Executive Officer in 2003, and $20,000 in 2004 and 2005 (except that Mr. Khourie received $10,000 in 2004 and $7,500 in 2003), in lieu of the Company providing certain customary executive perquisites.  Does not reflect the Company’s payment of legal fees for counsel to nine of the Company’s executive officers, including all of the Named Executive Officers, incurred in connection with the negotiation of employment agreements. The amount of these legal fees was $47,783 in 2003, $10,321 in 2004 and $788 in 2005. These legal fees represent fees for group representation of the Company’s executive officers and it is not practicable to specify which portions of these legal fees were incurred with respect to any particular Named Executive Officer.

(2)                                  The number and value of the aggregate restricted stock holdings at December 31, 2005 for each Named Executive Officer is 189,753 and $4,867,164 for Mr. Sulentic, 85,398 and $2,190,459 for Mr. Concannon, 90,919 and $2,332,072 for Mr. Groch, 67,668 and $1,735,684 for Mr. Khourie, 86,502 and $2,218,776 for Mr. Lafitte, 77,668 and $1,992,184 for Mr. Roth, and 77,668 and $1,992,184 for Mr. Stirek (based on a value per share of Common Stock equal to $25.65, the price per share of Common Stock for the last trade reported by the New York Stock Exchange on December 31, 2005).  While the Company does not anticipate paying dividends in the foreseeable future, in the event dividends are paid on the Company’s Common Stock, dividends will also be paid on outstanding shares of restricted stock.

(3)                                  Reflects a contribution by the Company to the 401(k) Plan (as hereinafter defined) for the benefit of each of the Named Executive Officers in the amounts of $6,300 for 2005, $6,150 for 2004 and $6,000 for 2003.  Additionally, the Company maintains a single group term life insurance policy for all of its active employees (approximately 6,500 at

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                                                March 31, 2005), under which each Named Executive Officer has a death benefit equal to twice his base salary.  The Company pays a single premium for the policy.  Although it is not possible to determine what portion of the premium might be attributable to the Named Executive Officers individually, the income deemed to be received by the Named Executive Officers under Federal income tax regulations as a result of this benefit is as follows: for 2005, $1,638 for Mr. Concannon, $672 for Mr. Groch, $646 for Mr. Khourie, $1,050 for Mr. Lafitte, $1,481 for Mr. Roth, $966 for Mr. Stirek, and $1,497 for Mr. Sulentic; for 2004, $1,026 for Mr. Concannon, $588 for Mr. Groch, $588 for Mr. Lafitte, $300 for Mr. Khourie, $1,352 for Mr. Roth, $588 for Mr. Stirek, and $1,350 for Mr. Sulentic; and for 2003, $1,026 for Mr. Concannon, $588 for Mr. Groch, $588 for Mr. Lafitte, $257 for Mr. Khourie, $867 for Mr. McClain, $1,352 for Mr. Roth, $468 for Mr. Stirek, and $1,406 for Mr. Sulentic.

(4)                                  See “Compensation Committee Report on Executive Compensation—Chief Executive Officer Pay” on page 16.

(5)                                  Represents the value on the date of grant of 39,753 shares of restricted stock awarded on May 18, 2005.  The restrictions lapse with respect to such shares on May 18, 2009.

(6)                                  Represents the value on the date of grant of 150,000 shares of restricted stock awarded on April 8, 2004.  The restrictions lapsed with respect to 60,000 shares on April 8, 2006, and will lapse with respect to 30,000 shares on April 8 of each of 2007, 2008 and 2009.

(7)                                  Does not include compensation received for service at the request of the Company as a director of Savills in the amount of (i) £22,217 in 2004 (approximately $42,568 at the December 31, 2004, average currency exchange rate of $1.916/£), and (ii) £22,500 in 2003 (approximately $40,019 at the December 31, 2003, average currency exchange rate of $1.7786/£).  Mr. Concannon stopped receiving this compensation in October 2004.

(8)                                  Represents the value on the date of grant of 25,398 shares of restricted stock awarded on May 18, 2005.  The restrictions lapse with respect to such shares on May 18, 2009.

(9)                                  Includes $100,000 in relocation payments.

(10)                            Includes $150,000 in relocation payments.

(11)                            Includes a $551 tax gross-up payment related to moving expenses.

(12)                            Represents the value on the date of grant of 100,000 shares of restricted stock awarded on March 5, 2003.  The restrictions lapsed with respect to 40,000 shares on March 5, 2005, and with respect to 20,000 shares on March 5, 2006, and the restrictions will lapse with respect to 20,000 shares on March 5 of each of 2007 and 2008.

(13)                            Includes $150,000 in relocation payments, a $218 payment for taxable moving expenses and a $786 payment for non-taxable moving expenses.

(14)                            Represents the value on the date of grant of 30,919 shares of restricted stock awarded on May 18, 2005.  The restrictions lapse with respect to such shares on May 18, 2009.

(15)                            Represents the value on the date of grant of 17,668 shares of restricted stock awarded on May 18, 2005.  The restrictions lapse with respect to such shares on May 18, 2009.

(16)                            Represents the value on the date of grant of 8,000 shares of restricted stock awarded on May 19, 2004.  The restrictions lapsed with respect to 3,200 shares on May 19, 2006, and the restrictions will lapse with respect to 1,600 shares on May 19 of each of 2007, 2008 and 2009.

(17)                            Includes a $1,805,926 bonus paid with respect to the financial performance of certain real estate development transactions.

(18)                            Represents the value on the date of grant of 50,000 shares of restricted stock awarded on March 5, 2003, and 20,000 shares of restricted sock awarded on May 21, 2003.  The restrictions lapsed with respect to 20,000 shares on March 5, 2005, with respect to 10,000 shares on March 5, 2006, with respect to 8,000 shares on May 21, 2005, and with respect to 4,000 shares on May 21, 2006.  The restrictions will lapse with respect to 10,000 shares on March 5 of each of 2007 and 2008, and with respect to 4,000 shares on May 21 of each of 2007 and 2008.

(19)                            Includes a $30,000 bonus paid with respect to the financial performance of certain real estate development transactions.

(20)                            Represents the value on the date of grant of 26,502 shares of restricted stock awarded on May 18, 2005.  The restrictions lapse with respect to such shares on May 18, 2009.

(21)                            Includes a $17,717 bonus paid with respect to the financial performance of certain real estate development transactions and a $69,795 bonus paid with respect to the performance of certain services contracts.

(22)                            Includes a $172,461 bonus paid with respect to the financial performance of certain real estate development transactions and a $48,145 bonus paid with respect to the performance of certain services contracts.

(23)                            Includes a $360 payment for taxable parking expenses.

(24)                            Includes a $420 payment for taxable parking expenses.

(25)                            Includes a $9,600 bonus paid with respect to the financial performance of certain real estate development transactions.

(26)                            Includes $62,500 in relocation payments.

(27)                            Includes relocation loan forgiveness income to Mr. Stirek during 2003 in the amount of $125,000 plus $1,897 imputed interest and a $1,015 tax gross-up payment relating to moving expenses.

(28)                            Includes $150,875 in relocation payments, a $1,347 payment for taxable moving expenses and a $628 payment for non-taxable moving expenses.

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Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

Shown below is certain information with respect to option exercises during the fiscal year ended December 31, 2005 by the Named Executive Officers, and the number and value of unexercised options held by the Named Executive Officers as of December 31, 2005.

	Shares Acquired on Exercise	Value Realized During	Number of Shares Underlying Unexercised Options at December 31, 2005(#)		Value of Unexercised In the Money Options at December 31, 2005($)(1)
Name	During 2005(#)	2005($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert E. Sulentic	—	—	432,185	33,333	5,361,002	391,663
William F. Concannon	—	—	369,040	19,500	4,821,616	229,125
James R. Groch	—	—	244,515	16,250	3,040,924	190,938
Matthew S. Khourie	—	—	86,037	4,375	981,885	51,406
Michael J. Lafitte	40,000	620,891	128,025	11,250	1,009,228	132,188
T. Christopher Roth	—	—	214,151	14,375	2,644,037	168,906
John A. Stirek	—	—	218,890	14,375	2,678,130	168,906

(1)                                  Based on a value per share of Common Stock equal to $25.65, the price per share of Common Stock for the last trade reported by the New York Stock Exchange on December 31, 2005.

Director Compensation

The Company’s employee directors do not receive compensation solely in their capacity as directors of the Company.  The Company’s non employee directors are paid an annual cash retainer of $30,000 for their service on the Board of Directors and $5,000 per year for service as Lead Director or as the Chairman of a committee of the Board of Directors.  Each non employee director also receives $1,500 for every meeting of the Board of Directors (or committee on which such director serves) attended by such director, and $250 for each time the Board of Directors (or committee on which such director serves) takes action by written consent.  In addition, each incumbent non employee director receives annual equity grants under the Plan equal in value to 150% of the annual cash retainer for non employee directors.  All of such awards are fully vested at the time of grant.  Each new non employee director receives, at the time they are put on the Board, a one time equity grant equal in value to the annual cash retainer for non-employee directors, subject to whatever vesting requirements, if any, that the Board may determine.  In addition, all directors are reimbursed for out of pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and committees thereof.  Mr. Williams also participates in the Company’s healthcare benefit plan and pays the same amount as the Company’s active employees for participation in the plan.

Assumed Option Plan

In connection with the formation of the Company in 1997 as the successor to Trammell Crow Company, a Texas close corporation (the “Predecessor Company”), the Company agreed to assume the Trammell Crow Company 1997 Stock Option Plan (the “Assumed Option Plan”), which had been adopted by the Predecessor Company.  On August 1, 1997, the Predecessor Company granted to certain of its employees nonqualified stock options to acquire an aggregate of 1,626 shares of its common stock, which constitutes all shares authorized under the Assumed Option Plan.  In connection with the formation of the Company, the Company assumed the Predecessor Company’s obligations with respect to all such options, and the Company became obligated to issue up to an aggregate of 2,423,769 shares of Common Stock at a purchase price of $3.85 per share upon the exercise of such options.  All of such options vested upon the closing of the Company’s initial public offering in November 1997 and became exercisable 30

9

days thereafter.  The options expire on August 1, 2007, and are not contingent on continued employment with the Company.  As of May 31, 2006, 2,091,033 shares of Common Stock had been issued upon the exercise of options pursuant to the Assumed Option Plan 83,519 shares issuable upon the exercise of options had been forfeited to satisfy tax withholding obligations, and 249,217 shares were the subject of outstanding awards under the Assumed Option Plan.  No additional options will be granted under the Assumed Option Plan.

Employee Stock Purchase Plan

The Company maintains the Stock Purchase Plan to encourage employees to become and remain stockholders of the Company and to provide employees an opportunity to do so through payroll deductions.  Purchases of stock under the Stock Purchase Plan are intended to qualify under the provisions of Sections 421 and 423 of the Code.

All regular full-time or part-time employees of the Company or any of its parent or subsidiary corporations (other than certain international employees) who are customarily employed at least 20 hours per week and at least 5 months per year are eligible to participate in the Stock Purchase Plan in an amount up to 10% of their annual compensation not to exceed 250 shares of common stock in any option period (which occur twice in each calendar year) or $25,000 worth of common stock in any calendar year, subject to other limitations imposed by Section 423(b) of the Code.  No employee may purchase stock pursuant to the Stock Purchase Plan if after the purchase the employee would own 5% or more of the voting power or value of all classes of stock of the Company or its subsidiaries.  The purchase price per share at which shares of Common Stock are sold under the Stock Purchase Plan is an amount equal to 85% of the fair market value of Common Stock on the date of exercise.  Employees may not sell stock purchased through the Stock Purchase Plan for a period of twelve months from the date of purchase.  At May 31, 2006, 6,690 employees of the Company and its subsidiaries were eligible to participate in the Stock Purchase Plan.  A total of 3,000,000 shares of Common Stock have been reserved for issuance and may be subject to outstanding awards under the Stock Purchase Plan.  As of May 31, 2006, 1,138 eligible employees of the Company and its subsidiaries had elected to participate in the Stock Purchase Plan.  Through May 31, 2006, participants had purchased an aggregate of 2,131,606 shares of Common Stock under the Stock Purchase Plan at a weighted average purchase price of $11.97 per share, and 868,394 shares were available for future awards under the Stock Purchase Plan.

401(k) Plan

The Company sponsors a retirement plan called the Trammell Crow Company Retirement Savings Plan (the “401(k) Plan”).  As of May 31, 2006, the total assets held by the 401(k) Plan were valued at approximately $234,000,000.  Prudential Bank and Trust FSB is the trustee for the assets held under the Company’s 401(k) Plan (other than certain life insurance policies held under a trust for which Robert A. James and Derek R. McClain are the trustees).  Employees (including members of management) are eligible to make voluntary contributions under the 401(k) Plan which in some instances may range up to 100% of their annual compensation, subject to the applicable limitations in the Code.  The Company is permitted to make a discretionary contribution to the 401(k) Plan each fiscal quarter which is allocated among participants as a matching contribution based on their contributions under the 401(k) Plan.  The Company’s current policy is to match up to the lesser of (i) 50% of all contributions up to 6% of an employee’s compensation and (ii) $7,500 per year.  The 401(k) Plan permits employees to direct investments of their accounts in Common Stock and among a selection of mutual funds.  At May 31, 2006, approximately 3.3% of the 401(k) Plan assets consisted of Common Stock.  The 401(k) Plan is intended to qualify as a profit sharing plan under Sections 401(a) and 401(k) of the Code.

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Employment Agreements

We have entered into employment agreements with each of the Named Executive Officers. Following is a summary of certain material terms of these employment agreements.

Robert E. Sulentic.  Mr. Sulentic’s employment agreement became effective October 17, 2003, with the initial term ending December 31, 2006. The agreement was amended on October 17, 2005 to extend the term until December 31, 2007.  The term automatically renews for additional one-year terms each December 31 unless either we or Mr. Sulentic provides a notice of termination. The Employment Agreement provides that Mr. Sulentic will receive an annual base salary in accordance with our customary payroll practices for executive officers, subject to increase at any time by the Board of Directors, or decrease in the same manner and to the same extent that the annual base salary of other senior executives are decreased. Mr. Sulentic is eligible to receive annual bonus payments as the Board of Directors or the Compensation Committee of the Board of Directors may specify in its sole discretion, and is entitled to participate in our compensation, retirement, health and welfare benefit plans applicable to our executive officers. Mr. Sulentic is entitled to certain termination payments in the event that, prior to a change in control, he is terminated by us without cause or he terminates his employment with good reason.

If we experience a change in control and Mr. Sulentic’s employment is terminated on or within two years thereafter by us without cause, by Mr. Sulentic for good reason, or upon our election not to renew Mr. Sulentic’s employment, Mr. Sulentic is entitled to receive the following compensation in addition to awarded but unpaid bonuses and accrued base salary, benefits and investment plan participation amounts: (i) cash payments in the amounts of three times (a) Mr. Sulentic’s highest annual base salary for the preceding 12 months, and (b) one-half of Mr. Sulentic’s mean annual bonus for the preceding three years plus one-half of Mr. Sulentic’s current annual bonus target; (ii) cash payments in the amounts of (a) the unvested portion of any matching contribution account under our 401(k) Plan, and (b) three times our matching contribution under our 401(k) Plan for the calendar year prior to the year in which the termination occurs; (iii) continuing coverage under our health plan for three years, with the active employee cost to be paid by Mr. Sulentic; (iv) a pro rated bonus payment based on the average percentage of annual cash incentive bonuses paid to our other senior executives, payable when such incentive bonuses are paid to other senior executives; (v) expenses for enrollment in an outplacement program for up to 12 months; and (vi) continued vesting of all awards granted after a change in control under the Plan for a period of two years. Mr. Sulentic also may terminate his employment no later than the seventh calendar month following a change in control and receive the compensation and benefits described above in this paragraph. Upon a change in control, all awards held by Mr. Sulentic pursuant to our equity incentive plans will automatically vest and become exercisable. The employment agreement provides that Mr. Sulentic may not compete with us or solicit our employees, or interfere with certain of our business relationships, during his employment with us and for 15 months after termination in the event the termination is by us for cause, by Mr. Sulentic without good reason, or due to a non-renewal election by Mr. Sulentic within two years after a change in control.

William F. Concannon.  Mr. Concannon’s employment agreement was amended and restated on October 17, 2005, and the term of Mr. Concannon’s employment agreement was extended from March 31, 2006 to December 31, 2007.  The term automatically renews for additional one-year terms each December 31 unless either the Company or Mr. Concannon provides a notice of termination. The employment agreement provides that Mr. Concannon will receive an annual base salary payable in accordance with our customary payroll practices for executive officers, subject to increase at any time by the Board of Directors, and subject to decrease in the same manner and to the same extent that the annual base salary of other senior executives is decreased. Mr. Concannon is eligible to receive annual bonus payments as the Board of Directors or the Compensation Committee of the Board of Directors may specify in its sole discretion, and is entitled to participate in our compensation, retirement, health and welfare benefit plans applicable to our executive officers.  Mr. Concannon is entitled to certain

11

termination payments in the event that, prior to a change in control, he is terminated by us without cause or he terminates his employment with good reason.

If we experience a change in control and Mr. Concannon’s employment is terminated on or within two years thereafter by us without cause, by Mr. Concannon for good reason or upon our election not to renew Mr. Concannon’s employment, then Mr. Concannon is entitled to receive the following compensation in addition to awarded but unpaid bonuses and accrued base salary, benefits and investment plan participation amounts: (i) cash payments in the amounts of two and one-half times (a) Mr. Concannon’s highest annual base salary for the preceding 12 months, and (b) one-half of Mr. Concannon’s mean annual bonus for the preceding three years plus one-half of Mr. Concannon’s current annual bonus target; (ii) continuing coverage under our health plan for two and one-half years, with the active employee cost to be paid by Mr. Concannon; (iii) a pro rated bonus payment based on the average percentage of annual cash incentive bonuses paid to our other senior executives, payable when such incentive bonuses are paid to other senior executives; (iv) expenses for enrollment in an outplacement program for up to 12 months; and (v) continued vesting of all equity awards granted under the Plan for a period of 18 months after termination.  Upon a change in control, all awards held by Mr. Concannon pursuant to our equity incentive plans will automatically vest and become exercisable.  The employment agreement provides that Mr. Concannon may not compete with us or solicit our employees, or interfere with certain of our business relationships, during his employment with us and for 12 months after termination in the event the termination is by us for cause, by Mr. Concannon without good reason or due to a non-renewal election by Mr. Concannon within two years after a change in control.

James R. Groch.  Mr. Groch’s employment agreement became effective October 17, 2003, with an initial term ending on December 31, 2006.  The agreement was amended on October 17, 2005 to extend the term until December 31, 2007.  The term automatically renews for additional one-year terms each December 31 unless either we or Mr. Groch provides a notice of termination. The Employment Agreement provides that Mr. Groch will receive an annual base salary payable in accordance with our customary payroll practices for executive officers, subject to increase at any time by the Board of Directors, and subject to decrease in the same manner and to the same extent that the annual base salary of other senior executives is decreased. Mr. Groch is eligible to receive annual bonus payments as the Board of Directors or the Compensation Committee of the Board of Directors may specify in its sole discretion, and is entitled to participate in our compensation, retirement, health and welfare benefit plans applicable to our executive officers. Mr. Groch is entitled to certain termination payments in the event that, prior to a change in control, he is terminated by us without cause or he terminates his employment with good reason. If we experience a change in control and Mr. Groch’s employment is terminated on or within two years thereafter by us without cause, by Mr. Groch for good reason or upon our election not to renew Mr. Groch’s employment, Mr. Groch is entitled to receive the following compensation in addition to awarded but unpaid bonuses and accrued base salary, benefits and investment plan participation amounts: (i) cash payments in the amounts of two and one-half times (a) Mr. Groch’s highest annual base salary for the preceding 12 months, and (b) one-half of Mr. Groch’s mean annual bonus for the preceding three years plus one-half of Mr. Groch’s current annual bonus target; (ii) cash payments in the amounts of (a) the unvested portion of any matching contribution account under our 401(k) Plan, and (b) two and one-half times our matching contribution under our 401(k) Plan for the calendar year prior to the year in which the termination occurs; (iii) continuing coverage under our health plan for two and one-half years, with the active employee cost to be paid by Mr. Groch; (iv) a pro rated bonus payment based on the average percentage of annual cash incentive bonuses paid to our other senior executives, payable when such incentive bonuses are paid to other senior executives; (v) expenses for enrollment in an outplacement program for up to 12 months; and (vi) continued vesting of all awards granted after a change in control under the Plan for a period of 18 months. Mr. Groch also may terminate his employment no later than the seventh calendar month following a change in control and receive the compensation and benefits described above in this paragraph. Upon a change in control, all awards held by Mr. Groch pursuant to our equity incentive plans will automatically vest and become exercisable.

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The employment agreement provides that Mr. Groch may not compete with us or solicit our employees, or interfere with certain of our business relationships, during his employment with us and for 12 months after termination in the event the termination is by us for cause, by Mr. Groch without good reason, or due to a non-renewal election by Mr. Groch within two years after a change in control.

Matthew S. Khourie.  Mr. Khourie’s employment agreement became effective September 28, 2004, with an initial term ending on December 31, 2006.  The agreement was amended on October 17, 2005 to extend the term until December 31, 2007.  The term automatically renews for additional one-year terms each December 31 unless either we or Mr. Khourie provides a notice of termination. The Employment Agreement provides that Mr. Khourie will receive an annual base salary payable in accordance with our customary payroll practices for executive officers, subject to increase at any time by the Board of Directors, and subject to decrease in the same manner and to the same extent that the annual base salary of other senior executives is decreased. Mr. Khourie is eligible to receive annual bonus payments as the Board of Directors or the Compensation Committee of the Board of Directors may specify in its sole discretion, and is entitled to participate in our compensation, retirement, health and welfare benefit plans applicable to our executive officers. Mr. Khourie is entitled to certain termination payments in the event that, prior to a change in control, he is terminated by us without cause or he terminates his employment with good reason. If we experience a change in control and Mr. Khourie’s employment is terminated on or within two years thereafter by us without cause, by Mr. Khourie for good reason or upon our election not to renew Mr. Khourie’s employment, Mr. Khourie is entitled to receive the following compensation in addition to awarded but unpaid bonuses and accrued base salary, benefits and investment plan participation amounts: (i) cash payments in the amounts of two and one-half times (a) Mr. Khourie’s highest annual base salary for the preceding 12 months, and (b) one-half of Mr. Khourie’s mean annual bonus for the preceding three years plus one-half of Mr. Khourie’s current annual bonus target; (ii) cash payments in the amounts of (a) the unvested portion of any matching contribution account under our 401(k) Plan, and (b) two and one-half times our matching contribution under our 401(k) Plan for the calendar year prior to the year in which the termination occurs; (iii) continuing coverage under our health plan for two and one-half years, with the active employee cost to be paid by Mr. Khourie; (iv) a pro rated bonus payment based on the average percentage of annual cash incentive bonuses paid to our other senior executives, payable when such incentive bonuses are paid to other senior executives; (v) expenses for enrollment in an outplacement program for up to 12 months; and (vi) continued vesting of all awards granted after a change in control under the Plan for a period of 18 months. Upon a change in control, all awards held by Mr. Khourie pursuant to our equity incentive plans will automatically vest and become exercisable.

The employment agreement provides that Mr. Khourie may not compete with us or solicit our employees, or interfere with certain of our business relationships, during his employment with us and for 12 months after termination in the event the termination is by us for cause, by Mr. Khourie without good reason, or due to a non-renewal election by Mr. Khourie within two years after a change in control.

Michael J. Lafitte.  Mr. Lafitte’s employment agreement was amended and restated on October 17, 2005, and the term of Mr. Lafitte’s employment agreement was extended from December 31, 2006 to December 31, 2007.  The employment agreement has terms substantially similar to the employment agreement between us and Mr. Concannon described above.

T. Christopher Roth.  Mr. Roth’s employment agreement became effective April 6, 2004, with an initial term ending on December 31, 2006.  The agreement was amended on October 17, 2005 to extend the term until December 31, 2007.  The employment agreement has terms substantially similar to the employment agreement between us and Mr. Khourie described above.

John A. Stirek.  Mr. Stirek’s employment agreement became effective March 2, 2004, with an initial term ending on December 31, 2006.  The agreement was amended on October 17, 2005 to extend

13

the term until December 31, 2007.  The employment agreement has terms substantially similar to the employment agreement between us and Mr. Khourie described above.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

Role of the Compensation Committee

The Compensation Committee of the Board of Directors (the “Committee”) is comprised of Mr. Curtis F. Feeny (the Committee Chairman), Mr. James R. Erwin and Dr. Rowland T. Moriarty.  Each of Mr. Feeny, Mr. Erwin and Dr. Moriarty is a non employee director of the Company and has been found by the Board of Directors to be independent.

The Committee serves the purposes and carries out the duties established for it in the Compensation Committee Charter adopted by the Board of Directors.  These purposes and duties include approving the compensation for the non-employee members of the Board of Directors and the annual salaries, bonuses and long term incentive awards for the Company’s executive officers, including the Chief Executive Officer.  The Committee also administers the Long-Term Incentive Plan and, subject to the provisions of such plan, determines grants under such plan for all consultants, directors and employees, including executive officers.  It has been the Committee’s regular practice to engage outside compensation consultants to advise it with respect to a variety of matters considered by the Committee.  Certain matters considered by the Committee are resolved subject to review and approval by the full Board of Directors.

The Committee held four meetings during the Company’s fiscal year ended December 31, 2005.  At those meetings the Committee (i) reviewed the Company’s compensation practices for directors and employees, (ii) established compensation levels for the Company’s senior executives, (iii) granted performance unit awards and restricted stock to non-employee directors, certain senior executives and other key employees of the Company and its subsidiaries, (iv) considered and approved the terms of employment agreements for certain of the Company’s senior executives and approved the extension of the terms for all executive employment agreements, (v) reviewed the performance of the Company’s senior executives in light of their established individual performance criteria, (vi) evaluated and updated, as it determined appropriate, the Committee’s charter and regular business work plan, (vii) evaluated the Committee’s performance and its work processes, (viii) considered other matters related to the role that compensation and related topics play in pursuing the strategic objectives established by the Board of Directors, and (ix) conducted regular sessions without management present.

Principles of Executive Compensation

The Company’s executive compensation philosophy is designed to (a) establish competitive levels of compensation driven by individual performance criteria that support the Company’s annual and long term performance goals, (b) reward above average performance, (c) recognize individual initiative and achievement, (d) assist the Company in attracting and retaining talented executives, and (d) align the interests of executives with the long term interests of the Company’s stockholders.  The Company believes that furtherance of these objectives is best accomplished by providing senior executives with compensation packages that consist of a combination of base salary, annual incentive bonus and grants of equity awards under the Long-Term Incentive Plan.  The Company’s base salary component is designed to be comparable to median base salaries paid by other real estate companies, other service companies comparable in size to the Company and other organizations with whom the Company competes for the services of the professionals that execute the Company’s business.  The Company emphasizes performance related incentive compensation (such as cash bonuses and equity grants) to reward executives for favorable individual performance, favorable Company performance (including financial performance) and the creation of stockholder value.  This balance is intended to reflect each executive’s

14

position, experience and ability to affect the Company’s performance, and to provide the executive with strong financial incentives to achieve key business and individual performance objectives.

The Committee takes into account various quantitative indicators of corporate and individual performance in determining the level of compensation for each senior executive (such as growth in earnings and the achievement of personal or business unit objectives).  These quantitative measures may vary from employee to employee and from year to year depending on the strategic objectives the Company wishes to emphasize at the time the measures are established.  For instance, while Company earnings are generally a primary driver of executive compensation, the Committee may establish performance objectives that focus on other quantitative criteria intended to assure that the Company is positioned to grow and perform in the longer run, although the costs of pursuing these objectives may have a negative impact on the Company’s short term financial performance.  The Committee also recognizes the importance of individual achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as demonstrated leadership and overall contributions to the Company.

From time to time the Company determines competitive levels of compensation for executive positions based on information drawn from compensation surveys, proxy statements for comparable organizations and other information provided by the Committee’s compensation consultants.  The compensation surveys, proxy statements and other information used are for other real estate companies, other service companies comparable in size to the Company and other organizations with whom the Company competes for the services of the professionals that execute the Company’s business.

It should be noted that the value of any individual executive’s compensation package will vary significantly based on performance.  While the expected value of an executive’s compensation package may be competitive, actual payments made to executives in a given year may be higher or lower than competitive market rates because of performance.

Description of the Executive Compensation Program

The compensation of executive officers is periodically reviewed to ensure an appropriate mix of base salary, annual incentive and long term incentive to provide competitive total direct compensation opportunities consistent with the pay philosophy articulated above.  A description of each of the principal elements of the Company’s 2005 executive compensation program follows.

Base Salary

The Company believes that it is crucial to provide competitive salaries in order to attract and retain talented executive officers.  The objective of the Company’s base salary program is to provide executive officers with salaries that are comparable to the market median.  Given that the Company competes with other organizations that have different management structures and different business mixes, establishing the appropriate market median is a complex and inherently imprecise undertaking.  Base salaries for individual executives are set at levels considered appropriate in light of their position, level of responsibility within the Company, tenure and performance.  Base salaries are reviewed by the Committee from time to time and are subject to adjustment based on evaluations of an executive’s past and expected future contributions to the Company, changes in competitive pay levels and profitability of the Company.

Annual Cash Bonus

The Company’s annual cash bonus program assists the Company in rewarding and motivating key employees.  Under the Company’s current annual cash incentive policies, the aggregate amount available for bonus payments to all senior executives is determined by the level of the Company’s pre-tax earnings.  The portion of this aggregate amount paid to each individual executive depends upon the extent

15

to which his or her performance objectives are achieved for the relevant performance period, and how that executive’s performance compares to the performance of his or her peers at the Company.

Cash bonus awards for the Company’s senior executives are targeted at levels which, when combined with the executive’s base salary, provide the executive with annual cash compensation that is consistent with market rates.  The Company’s Chief Executive Officer was assigned a 2005 bonus target of 200% of his annual salary.  As a percentage of salary, 2005 bonus targets for other senior executives ranged from 125% to 175%.  While these amounts are established as bonus targets, the Committee has discretion to award senior executives bonus amounts that are less than or in excess of the bonus targets, depending on an assessment of the executive’s performance and the overall performance and profitability of the Company.

With respect to each fiscal year, each senior executive is assigned performance objectives that are consistent with the Company’s strategic objectives established by the Board of Directors.  These objectives may relate to the executive’s personal performance or performance of the executive’s business unit or the Company as a whole.  Following the end of the fiscal year, the executive’s actual performance is measured against the performance objectives established for that year.

Equity Incentive Compensation

The Company believes that certain of its senior executives should have an ongoing stake in the long term success of the Company’s business.  The Company also believes that these senior executives should have a sizeable portion of their total potential compensation based upon the value of the Company’s stock, since stock-related compensation aligns the executive’s economic interests with that of the Company’s stockholders.  The Committee periodically reviews the Company’s practices with respect to equity-based compensation, and has revised those practices from time to time as it deems appropriate to aid the Company in the pursuit of its strategic objectives.

The Long-Term Incentive Plan authorizes the granting of incentive and nonqualified stock options, stock appreciation rights and restricted stock awards to directors, executives and other key employees and consultants of the Company and its subsidiaries.  To align the interests of senior officers with the interests of stockholders, the Committee’s policy regarding such awards from and since 2003 has been to make restricted stock grants.  Under this program, the Committee determines the number of shares of restricted stock to be granted to each of its executives based upon such executive’s position, ability to affect Company performance, tenure and the achievement of performance objectives established for the executive and/or the executive’s business unit.  The Committee also considers the extent to which the executive has received equity grants in the recent past.  To encourage retention, shares granted to executives under this plan are subject to vesting restrictions.

In 2005, the Committee awarded a total of 217,536 shares of restricted stock to executive officers as part of its annual incentive plan.  Mr. Sulentic received a grant of 39,753 shares. All such shares vest on the fourth anniversary of the date of grant.

The Committee will review annually the size and form of equity incentives for senior executives to ensure that its equity incentive compensation program is consistent with the Company’s business strategy and prevailing market conditions.

Chief Executive Officer Pay

The Committee reviews the compensation of the Chief Executive Officer, who is responsible for the strategic and financial performance of the Company, and the Committee’s recommendation with respect to the Chief Executive Officer’s compensation is subject to approval by the Board of Directors.

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As noted before, Mr. Sulentic was assigned a 2005 bonus target of $940,000 (200% of his 2005 annual salary).  Given the level of the Company’s 2005 earnings, the aggregate amount available for bonus payments to all senior executives, including the Chief Executive Officer, was sufficient to generally allow payment of bonuses that materially exceeded full bonus targets if performance warranted it.  After considering Mr. Sulentic’s performance in 2005, which the Board of Directors assessed to be very favorable, the Committee determined that his performance would make it appropriate to award an annual cash incentive bonus of $1,450,000.   In coming to this determination, the Committee did not apply a strictly quantitative analysis against a set of quantitative objectives.  Rather, the Committee considered a variety of quantitative and qualitative factors to measure Mr. Sulentic’s performance as the Company’s Chief Executive Officer.  The Committee recognized Mr. Sulentic’s work in establishing strategic initiatives for the Company and the Company’s success in implementing those initiatives.  The objective matters considered by the Committee included (i) the Company’s 2005 earnings and share price performance, (ii) the Company’s continued success on customer service and customer satisfaction initiatives, (iii) the growth and retention of the Company’s professional ranks in a manner that supports the Company’s strategic objectives, (iv) progress on the establishment of certain investment funds sponsored by the Company, (v) the Company’s growth in certain identified markets, and (vi) the Company’s continued progress on other operational and strategic initiatives throughout 2005.  The qualitative matters considered by the Committee included the example Mr. Sulentic provides to his leadership team and the rest of the Company’s employees, as well as his business ethics and integrity.

When informed of the Committee’s determination, Mr. Sulentic told the Committee that he believed the acceptance of a lesser annual incentive bonus would make it possible to provide larger rewards for other senior officers (including non executives) who had performed admirably for the Company in 2005, while still constituting a fair reward to him for favorable performance.  He noted his belief that it was in the long term interest of the Company and himself to accept an annual incentive bonus that was less than that originally determined by the Committee.  After further discussion, in light of Mr. Sulentic’s request, the Committee awarded him a bonus of $940,000.

Based on information available to the Committee, the Committee believes that the base salary and other compensation paid to Mr. Sulentic for his service as the Company’s Chief Executive Officer in 2005 was reasonable to the Company.

$1 Million Pay Deductibility Cap

Section 162(m) of the Code generally imposes a $1 million per person annual limit on the amount the Company may deduct as compensation expense for its Chief Executive Officer and its four other highest paid officers.  To the extent readily determinable, and as one of the factors in considering compensation matters, the Committee considers the anticipated tax treatment to the Company and to its executives of various payments and benefits.  Some types of compensation payments and their deductibility (e.g., the spread on exercise of non qualified options) depend upon the timing of an executive’s vesting or exercise of previously granted rights.  Further, interpretations of and changes in the tax laws and other factors beyond the Committee’s control also affect the deductibility of compensation.  For these and other reasons, the Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Code.  Therefore the Committee, subject to the factors provided above, has the discretion to grant awards which result in non deductible compensation.

The Compensation Committee of the Board of Directors with respect to the 2005 calendar year was:

17

Curtis F. Feeny, Chairman
James R. Erwin
Rowland T. Moriarty

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors currently consists of Messrs. Erwin and Feeny and Dr. Moriarty.  None of such persons are officers or employees or former officers of the Company.

PERFORMANCE GRAPH

The Performance Graph shown below was prepared by the Company for use in this Proxy Statement.  Note that historic stock price performance is not necessarily indicative of future stock performance.  The graph was prepared based upon the following assumptions:

1.             $100 was invested in the Company’s Common Stock, the NYSE Market Index and the Company’s Peer Group (as defined below) on December 31, 2000.

2.             Peer Group investment is weighted based on the market capitalization of each individual company within the Peer Group at the beginning of the comparison period.

3.             Dividends are reinvested on the ex-dividend dates.

The companies that comprise the Company’s Peer Group for purposes of stockholder return comparisons are as follows:  CB Richard Ellis Group, Inc. (beginning with its initial public offering in June 2004), Grubb & Ellis Company, Jones Lang LaSalle Incorporated and Insignia Financial Group, Inc. (until its merger with CB Richard Ellis Group, Inc. in August 2003).

COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE

COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

	FISCAL YEAR ENDING
COMPANY/INDEX/MARKET	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
Trammell Crow	100.00	86.67	66.67	98.15	134.15	190.00
Peer Group Index	100.00	97.45	71.12	109.80	229.36	374.96
NYSE Market Index	100.00	91.09	74.41	96.39	108.85	117.84

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND MANAGEMENT

The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Common Stock as of May 31, 2006, by (a) each current director of the Company; (b) each of the Named Executive Officers; (c) all executive officers and directors of the Company as a group; and (d) each other person known to the Company to own beneficially more than five percent of the Common Stock outstanding on the Record Date.

Unless otherwise indicated, all stockholders set forth below have the same principal business address as the Company.  The number of shares beneficially owned by a person includes shares of Common Stock that are subject to stock options that are either currently exercisable or exercisable within 60 days after May 31, 2006. These shares are also deemed outstanding for the purpose of computing the percentage of outstanding shares owned by the person.  These shares are not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to the Company’s knowledge, each stockholder has sole voting and dispositive power with respect to the securities beneficially owned by that stockholder.  On May 31, 2006, there were 36,344,295 shares of Common Stock outstanding.

Name	Number of Shares Owned		Percentage of Shares Beneficially Owned
Third Avenue Management LLC	6,642,282	(1)	18.3%
622 Third Avenue, 32nd Floor New York, New York 10017-2023
Robert E. Sulentic	902,576	(2)	2.5%
William F. Concannon	706,498	(3)	1.9%
J. McDonald Williams	531,090	(4)	1.5%
James R. Groch	463,260	(5)	1.3%
Matthew S. Khourie	401,002	(6)	1.1%
T. Christopher Roth	297,214	(7)	*
John A. Stirek	295,052	(8)	*
Michael J. Lafitte	158,502	(9)	*
Rowland T. Moriarty	118,510	(10)	*
James R. Erwin	57,610	(11)	*
Jeffrey M. Heller	48,610	(12)	*
Curtis F. Feeny	42,052	(13)	*
Michael A. Moses	5,507	(14)	*
Directors and executive officers as a group (16 persons)	4,551,897	(15)	11.9%

*              Less than one percent.

(1)                                  Based on information set forth in Amendment No. 9 to Schedule 13G, filed February 15, 2006 (the “TAM Schedule 13G”), filed with the Commission by Third Avenue Management LLC (“TAM”).  The TAM Schedule 13G reflects that TAM has sole voting power with respect to 6,637,882 shares of Common Stock and sole dispositive power with respect to 6,642,282 shares of Common Stock.  The TAM Schedule 13G indicates that certain investment companies registered under the Investment Company Act of 1940 and various clients for whom TAM acts as investment advisor have the right to receive dividends from, and the proceeds from the sale of, the securities beneficially owned by TAM.

(2)                                  Includes 23,000 shares owned by Mr. Sulentic’s wife and 465,518 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days.  Includes 129,753 unvested shares of restricted stock which Mr. Sulentic cannot dispose of without the Company’s consent until the restrictions on these shares lapse.

(3)                                  Includes 358,727 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days.  Includes 65,398 unvested shares of restricted stock which Mr. Concannon cannot dispose of without the Company’s consent until the restrictions on these shares lapse.

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(4)                                  Includes 52,327 shares that may be acquired upon the exercise of options that currently are exercisable.  Also includes 1,184 performance units which may be settled (a) in cash or in Common Stock, (b) in a single lump sum or in up to five annual installments, and (c) upon Mr. Williams’ termination of services, completion of a stated number of years or a date specified by Mr. Williams.

(5)                                  Includes 14,313 shares held in trust for the benefit of Mr. Groch’s family members.  Mr. Groch is the trustee of the trust.  Also includes 260,765 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days.  Includes 70,919 unvested shares of restricted stock which Mr. Groch cannot dispose of without the Company’s consent until the restrictions on these shares lapse.

(6)                                  Includes 90,412 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days. Includes 50,468 unvested shares of restricted stock which Mr. Khourie cannot dispose of without the Company’s consent until the restrictions on these shares lapse.

(7)                                  Includes 154,870 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days. Includes 57,668 unvested shares of restricted stock which Mr. Roth cannot dispose of without the Company’s consent until the restrictions on these shares lapse.

(8)                                  Includes 14,375 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days.  Includes 57,668 unvested shares of restricted stock which Mr. Stirek cannot dispose of without the Company’s consent until the restrictions on these shares lapse.

 (9)                               Includes 45,418 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days.  Includes 66,502 unvested shares of restricted stock which Mr. Lafitte cannot dispose of without the Company’s consent until the restrictions on these shares lapse.

(10)                            Includes 37,925 shares that may be acquired upon the exercise of options that currently are exercisable, 5,000 shares of Common Stock held indirectly by a non-issuer retirement trust, and 36,939 shares held in trust for the benefit of Dr. Moriarty’s family members.  Dr. Moriarty disclaims beneficial ownership of all securities held in trust for the benefit of his family members.

(11)                            Includes 37,925 shares that may be acquired upon the exercise of options that currently are exercisable.  Also includes 10,685 performance units which may be settled (a) in cash or in Common Stock, (b) in a single lump sum or in up to five annual installments, and (c) upon Mr. Erwin’s termination of services, completion of a stated number of years or a date specified by Mr. Erwin.

(12)                            Includes 37,925 shares that may be acquired upon the exercise of options that currently are exercisable.  Also includes 10,685 performance units that may be settled (a) in cash or in Common Stock, (b) in a lump sum or in up to five annual installments, and (c) upon Mr. Heller’s termination of services, completion of a stated number of years or a date specified by Mr. Heller.

(13)                            Includes 250 shares held in trust for the benefit of Mr. Feeny, his wife and his children, 2,100 shares owned by Mr. Feeny’s sons, 2,400 shares owned by Mr. Feeny’s daughters and 30,539 shares that may be acquired upon the exercise of options that currently are exercisable.  Also includes 6,763 performance units which may be settled (a) in cash or in Common Stock, (b) in a single lump sum or in up to five annual installments, and (c) upon Mr. Feeny’s termination of services, completion of a stated number of years or a date specified by Mr. Feeny.

(14)                            Includes 5,107 performance units that may be settled (a) in cash or in Common Stock, (b) in a lump sum or in up to five annual installments, and (c) upon Dr. Moses’ termination of services, completion of a stated number of years or a date specified by Dr. Moses.

(15)                            Includes (a) 1,830,148 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within the next 60 days, (b) 34,424 performance units that may be settled (i) in cash or in Common Stock, (ii) in a lump sum or in up to five annual installments, and (iii) upon the individual’s termination of services, completion of a stated number of years or a date specified by the individual, and (c) 652,336 unvested shares of restricted stock which cannot be disposed of without the Company’s consent until the restrictions on these shares lapse.

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ADDITIONAL INFORMATION

Stockholder Proposals

Pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act, the Company’s management will have discretionary authority to vote on any matter of which the Company does not receive notice by March 3, 2007, with respect to proxies submitted to the 2007 Annual Meeting of the Company’s Stockholders.  To be included in the Board of Directors’ solicitation of proxies relating to the 2007 Annual Meeting of the Company’s Stockholders, a stockholder proposal must be received by the Secretary of the Company at 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201, no later than December 19, 2006.  Pursuant to the Company’s Certificate of Incorporation, in order to nominate persons for election to the Board of Directors at the 2007 Annual Meeting of the Company’s Stockholders, a stockholder must deliver notice, in the form specified in the Company’s Certificate of Incorporation, to the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the scheduled date of the 2007 Annual Meeting of the Company’s Stockholders, which has not yet been determined.

By Order of the Board of Directors,

J. Christopher Kirk
Secretary

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APPENDIX A

TRAMMELL CROW COMPANY LONG-TERM INCENTIVE PLAN

RESTATED AS OF JUNE 1, 2006

TRAMMELL CROW COMPANY

LONG-TERM INCENTIVE PLAN

SCOPE AND PURPOSE OF PLAN

Trammell Crow Company, a Delaware corporation (the “Corporation”), has adopted this Long-Term Incentive Plan (the “Plan”) to provide for the granting of:

(a)           Incentive Options to certain Employees;

(b)                                 Nonstatutory Options to certain Employees, Non-employee Directors and other persons;

(c)           Performance Units to certain Employees and other persons;

(d)           Restricted Stock Awards to certain Employees and other persons; and

(e)           Stock Appreciation Rights to certain Employees and other persons.

The purpose of the Plan is to provide an incentive for Employees, directors and certain consultants and advisors of the Corporation or its Subsidiaries to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.

SECTION 1.                 DEFINITIONS

As used in this Plan, the following terms have the meanings set forth below:

1.1           “Award” means the grant of any form of Option, Performance Unit, Reload Option, Restricted Stock Award or Stock Appreciation Right under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

1.2           “Award Agreement” means the written document or agreement delivered to Holder evidencing the terms, conditions and limitations of an Award that the Corporation granted to that Holder.

1.3           “Board of Directors” means the board of directors of the Corporation.

1.4           “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

1.5           “Cause,” with respect to any Holder that is an Employee, means termination of the Holder’s employment by the Corporation because of :  (a) the Holder’s conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (b) the Holder’s personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than  minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (c) the Holder’s commission of material mismanagement in the conduct of his duties as assigned to him by the Board of Directors or the Holder’s supervising officer or officers of the Corporation or any Subsidiary; (d) the Holder’s willful failure to execute or comply with the policy of the Company or any of its Subsidiaries or his stated duties as established by the Board of Directors or the Holder’s supervising officer or officers of the Corporation or any Subsidiary or the Holder’s intentional failure to perform the Holder’s stated duties; or (e) substance abuse or addiction on the part of the Holder. Notwithstanding the foregoing, in the case of any Holder who, subsequent to the effective date of this Plan, enters into an employment agreement with the Corporation or any Subsidiary that contains the definition of “cause” (or any similar definition), then during the term of such employment agreement the definition contained in such Employment Agreement shall be the applicable definition of “cause” under the Plan as to such Holder if such Employment Agreement expressly so provides.

1.6           “Change in Control” means the occurrence of any of the following events:

(i)            The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (x) the then outstanding shares of Common Stock of the Corporation (the “Outstanding Corporation Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:  (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or

(ii)           Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

(iii)          Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation, or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership of the Corporation existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of  the action of the Board, providing for such Business Combination; or

(iv)          Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

1.7           “Code” means the Internal Revenue Code of 1986, as amended.

1.8           “Committee” means the committee or subcommittee appointed pursuant to Section 3 by the Board of Directors to administer this Plan.

1.9           “Common Stock” means the authorized common stock, par value $.01 per share, as described in the Corporation’s Certificate of Incorporation.

1.10         “Common Stock Equivalent” means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options, convertible securities, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock or securities convertible or exchangeable into Common Stock, whether at the time the number of shares of Common Stock Equivalents are determined or within sixty days of that date and that are traded or are of the same class as securities that are traded on a national securities exchange or quoted on the NASDAQ National Market System, NASDAQ, or National Quotation Bureau Incorporated. The number of shares of Common Stock Equivalents outstanding shall equal  the number of shares of Common Stock plus the number of shares of Common Stock issuable upon exercise, conversion or exchange of all other Common Stock Equivalents.

1.11         “Corporation” means Trammell Crow Company, a Delaware corporation.

1.12         “Date of Grant” has the meaning given it in Paragraph 4.3.

1.13         “Disability” has the meaning given it in Paragraph 10.5.

1.14         “Effective Date” means August 22, 1997.

1.15         “Eligible Individuals” means (a) Employees, (b) Non employee Directors and (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital raising transaction).

1.16         “Employee” means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

1.17         “Exchange Act” means the Securities Exchange Act of 1934.

1.18         “Exercise Notice” has the meaning given it in Paragraph 5.5.

1.19         “Exercise Price” has the meaning given it in Paragraph 5.4.

1.20         “Fair Market Value” means, for a particular day:

(a)           If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

(b)           If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.19(a) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the NASDAQ National Market System (or a similar system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

(c)           If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.19(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subparagraph 1.19(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

(d)           If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.19(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subparagraph 1.19(b) or Subparagraph 1.19(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

(e)           If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Subparagraph 1.19(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subparagraph 1.19(b), Subparagraph 1.19(c) or Subparagraph 1.19(d) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Subparagraphs 1.19(a), (b), (c) or (d).

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse and will be determined on the date in question instead of the last Business Day before the date in question. For purposes of the redemption provided for in Subparagraph 9.3(e)(vi), Fair Market Value shall have the meaning and shall be determined as provided above; provided, however, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of stock, other securities, cash or property otherwise being received by holders of shares of Stock in connection with the Restructure, and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash or property. Any such determination by the Committee shall be conclusive for all purposes.

1.21         “Holder” means an Eligible Individual to whom an Award has been granted.

1.22         “Incentive Option” means an incentive stock option as defined under Section 422 of the Code and regulations thereunder.

1.23         “Incumbent Board” means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election or appointment by the Board of Directors or nomination for election by the Corporation’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board.

1.24         “NASDAQ” means the National Association of Securities Dealers, Inc. Automated Quotations, Inc.

1.25         “Non-employee Director” means a director of the Corporation who while a director is not an Employee.

1.26         “Nonstatutory Option” means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Option Agreement to be an option other than an Incentive Option.

1.27         “Non-Surviving Event” means an event of Restructure as described in either subparagraph (b) or (c) of Paragraph 1.37.

1.28         “Option Agreement” means an Award Agreement for an Incentive Option or a Nonstatutory Option.

1.29         “Option” means either an Incentive Option or a Nonstatutory Option, or both.

1.30         “Performance Period” means a period of up to ten fiscal years of the Corporation, as determined by the Committee with respect to any Performance Unit, and over which performance is measured for the purpose of determining the payment value of Performance Units.

1.31         “Performance Unit” means a unit representing a contingent right to receive a specified amount of cash or shares of Stock at the end of a Performance Period.

1.32         “Person” means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a limited liability company, a partnership, a trust or other entity. A Person, together with that Person’s affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Corporation with that Person, shall be deemed a single “Person.”

1.33         “Plan” means the Trammell Crow Company Long-Term Incentive Plan, as it may be amended from time to time.

1.34         “Reload Option” has the meaning given it in Paragraph 5.9.

1.35         “Restricted Stock Award” means the grant or purchase, on the terms and conditions that the Committee determines or on the terms and conditions of Section 7, of Stock that is nontransferable or subject to substantial risk of forfeiture until specific conditions are met.

1.36         “Restructure” means the occurrence of any one or more of the following:

(a)           The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the

Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash or other property;

(b)           The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

(c)           The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

1.37         “Retirement” means the separation of the Holder from employment with the Corporation and its Subsidiaries on account of retirement.

1.38         “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time.

1.39         “SAR Exercise Price” has the meaning given it in Paragraph 1.43.

1.40         “Section 162(m)” means Section 162(m) of the Code and the rules and regulations adopted from time to time thereunder, or any successor law or rule as it may be amended from time to time.

1.41         “Securities Act” means the Securities Act of 1933.

1.42         “Stock” means Common Stock, or any other securities that are substituted for Stock as provided in Section 9.

1.43         “Stock Appreciation Right” means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or over a price specified in the related Award Agreement (the “SAR Exercise Price”) that is not less than eighty-five percent of the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

1.44         “Subsidiary” means, with respect to any Person, any corporation, limited partnership, limited liability company or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

1.45         “Total Shares” has the meaning given it in Paragraph 9.2.

1.46         “Voting Securities” means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

SECTION 2.                 SHARES OF STOCK SUBJECT TO THE PLAN

2.1           Maximum Number of Shares.  Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of shares of Stock in respect of which Awards may be granted for all purposes under the Plan shall be 8,634,878.

2.2           Restoration of Unused and Surrendered Shares.  If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Stock, or is exchanged for other Awards, the shares of Stock that were subject to that Award shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, settlement or exchange.

2.3           Description of Shares.  The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

2.4           Registration and Listing of Shares.  From time to time, the Board of Directors and appropriate officers of the Corporation shall be, and are, authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.

SECTION 3.                 ADMINISTRATION OF THE PLAN

3.1           Committee.  The Board of Directors shall administer the Plan with respect to all Eligible Individuals or may delegate all or part of its duties under this Plan to the Committee or to any officer or committee of officers of the Corporation, subject in each case to such conditions and limitations as the Board of Directors may establish and subject to the following sentence. Unless a majority of the members of the Board of Directors determines otherwise:  (a) the Committee shall be constituted in a manner that satisfies the requirements of Rule 16b-3, which Committee shall administer the Plan with respect to all Eligible Individuals who are subject to Section 16 of the Exchange Act in a manner that satisfies the requirements of Rule 16b-3; and (b) the Committee shall be constituted in a manner that satisfies the requirements of Section 162(m), which Committee shall administer the Plan with respect to “performance-based compensation” for all Eligible Individuals who are reasonably expected to be “covered employees” as those terms are defined in Section 162(m).  The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors. Except for references in Paragraphs 3.1, 3.2, and 3.3 and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan for Eligible Individuals or to the appropriate delegate of the Committee or the Board of Directors.

3.2           Duration, Removal, Etc.  The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three days written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused.

3.3           Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote.  All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations as it may deem advisable for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation and the by-laws of the Corporation, Rule 16b-3, so long as it is applicable, and Section 162(m), so long as it is applicable.

3.4           Committee’s Powers.  Subject to the express provisions of the Plan and any applicable law with which the Corporation intends the Plan to comply, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend and rescind administrative and interpretive rules and regulations relating to the Plan, including without limitation to adopt and observe such procedures concerning the counting of Awards against the Plan and individual maximums as it may deem appropriate from time to time; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, Restricted Stock Awards or Performance Units, or any combination thereof, that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate, pursuant to Section 9, the time of exercisability of any Option that has been granted or the time of vesting or settlement of any Restricted Stock Award or Performance Unit; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, subject to the second sentence of Paragraph 3.1; and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate subject in all respects to the last two sentences of Paragraph 5.12. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Paragraph 3.4 shall be final and conclusive. The Committee shall not have the power to appoint members of the Committee or to terminate, modify or amend the Plan. Those powers are vested in the Board of Directors.

3.5           Transferability of Awards.  Notwithstanding any limitation on a Holder’s right to transfer an Award, the Committee may (in its sole discretion) permit a Holder to transfer an Award, or may cause the Corporation to grant an Award that otherwise would be granted to an Eligible Individual, in any of the following circumstances:  (a) pursuant to a qualified domestic relations order, (b) to a trust established for the benefit of the Eligible Individual or one or more of the children, grandchildren or spouse of the Eligible Individual; (c) to a limited partnership in which all the interests are held by the Eligible Individual and that Person’s children, grandchildren or spouse; or (d) to another Person in circumstances that the Committee believes will result in the Award continuing to provide an incentive for the Eligible Individual to remain in the service of the Corporation or its Subsidiaries and apply his or her best efforts for the benefit of the Corporation or its Subsidiaries. If the Committee determines to allow such transfers or issuances of Awards, any Holder or Eligible Individual desiring such transfers or issuances shall make application therefor in the manner and time that the Committee specifies and shall comply with such other requirements as the Committee may require to assure compliance with all applicable laws, including securities laws, and to assure fulfillment of the purposes of this Plan. The Committee shall not authorize any such transfer or issuance if it may not be made in compliance with all applicable federal, state and foreign securities laws. The granting of permission for such an issuance or transfer shall not obligate the Corporation to register the shares of Stock to be issued under the applicable Award.

SECTION 4.                 ELIGIBILITY AND PARTICIPATION

4.1           Eligible Individuals.  Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof or in connection with the severance or retirement of Eligible Individuals.

4.2           Grant of Awards.  Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares or cash amounts subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

4.3           Date of Grant.  The date on which an Award is granted (the “Date of Grant”) shall be the date specified by the Committee as the effective date or date of grant of an Award or, if the Committee does not so specify, shall be the date as of which the Committee adopts the resolution approving the offer of an Award to an individual, including the specification of the number (or method of determining the number) of shares of Stock and the amount (or method of determining the amount) of cash to be subject to the Award, even though certain terms of the

Award Agreement may not be determined at that time and even though the Award Agreement may not be executed or delivered until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution or delivery of the Award Agreement by the Corporation or the Holder. The Committee may invalidate an Award at any time before the Award Agreement is signed by the Holder (if signature is required) or is delivered to the Holder (if signature is not required), and such Award shall be treated as never having been granted.

4.4           Award Agreements.  Each Award granted under the Plan shall be evidenced by an Award Agreement that incorporates those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. If an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

4.5           Limitation for Incentive Options.  Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he or she is an Employee of the Corporation or a corporate Subsidiary (but not a partnership or other non-corporate Subsidiary), and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Incentive Option is granted, that person owns (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation or a Subsidiary. Nevertheless, this Subparagraph 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent of the Fair Market Value of the Stock underlying the Incentive Option and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

4.6           No Right to Award.  The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

SECTION 4A.              PERFORMANCE AWARDS

4A.1        Covered Employee.  For purposes of this Section 4A “Covered Employee” shall have the meaning given to such term under Section 162(m).  The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given individual will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, who is likely to be a Covered Employee with respect to that fiscal year.

4A.2        Performance Award.  For purposes of this Section 4A “Performance Award” shall mean any Award the grant, exercise or settlement of which is subject to one or more of the performance standards set forth in this Section 4A.  Additionally, Performance Award shall mean any Option, Reload Option or Stock Appreciation Right granted to a Covered Employee if the Exercise Price (with respect to such Option or Reload Option) or SAR Exercise Price (with respect to such Stock Appreciation Right) equals or exceeds Fair Market Value.

4A.3        Qualified Member.  For purposes of this Section 4A “Qualified Member” means a member of the Committee who is an “outside” director within the meaning of Section 162(m).

4A.4        Manner of Exercise of Committee Authority.  At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of Section 162(m), may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members.  Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan.  Any action of the Committee shall be final, conclusive and binding on all persons, including the Corporation, its subsidiaries, Eligible Individuals, beneficiaries, transferees or other persons claiming rights from or through an Eligible Individual, and shareholders.

4A.5        Individual Award Limitations.  In each calendar year during any part of which the Plan is in effect, a Participant may not be granted Performance Awards relating to more than 500,000 shares of Common Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, under each of Sections 5, 6 and 7 with a maximum limitation of 500,000 shares of Common Stock in the aggregate.  In addition, the maximum compensation that may be earned under the Plan as Performance Awards by any one Participant, in any calendar year, shall be $5,000,000 with respect to Awards provided under Section 8.  If an Option is canceled, the canceled Option continues to be counted against the maximum number of shares for which Options may be granted to the Participant under the Plan, as set forth in this Section 4A.5.  If, after grant, the exercise price of an Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option for purposes of this Section 4A.5.  In such a case, both the Option that is deemed to be canceled and the Option that is deemed to be granted reduce the maximum number of shares for which Options may be granted to the Covered Employee under the Plan, as set forth in this Section 4A.5.  Such cancellation will likewise occur in the case of a Stock Appreciation Right where, after the Award is made, the base amount on which stock appreciation is calculated is reduced.

4A.6        General.  The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of a Performance Award that is not mandatory under the Plan; provided, however, that notwithstanding any other provision of the Plan the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of Section 162(m) if such discretion would cause the Performance Award not to so qualify.

4A.7        Performance Conditions.  The right of an Eligible Individual to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

4A.8        Performance Awards Granted to Designated Covered Employees.  If the Committee determines that a Performance Award to be granted to an Eligible Individual who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 4A.8.

                (a)           Performance Goals Generally.  The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 4A.8.  Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards.  Performance goals may differ for Performance Awards granted to any one Eligible Individual or to different Eligible Individuals.

                (b)           Business Criteria.  One or more of the following business criteria for the Corporation, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Corporation (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards:  (i) earnings per share; (ii) revenue targets; (iii) cash flow targets; (iv) cash flow return targets; (v) return on net assets, return on assets, return on investment, return on capital, return on equity; (vi) an economic value added formula; (vii) operating margin or contribution margin; (viii) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating income; pretax earnings before interest depreciation and/or amortization; (ix) total shareholder return; (x) debt reduction; and (xi) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of competitor companies, including the group selected by the Corporation for purposes of the stock performance graph contained in the proxy statement for the Corporation’s annual meetings of stockholders.

                (c)           Performance Period; Timing for Establishing Performance Goals.  Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee.  Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

                (d)           Settlement of Performance Awards; Other Terms.  After the end of each performance period, the Committee shall determine the amount, if any, of the Performance Award payable to each Covered Employee.  Settlement of such Performance Awards shall be in cash, Common Stock, other Awards or other property, as determined in the sole discretion of the Committee.  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award.

4A.9        Written Determinations.  All determinations by the Committee as to the establishment of performance goals, the amount of any potential individual Performance Awards, and the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify under Section 162(m).  The Committee may not delegate any responsibility relating to such Performance Awards.  The determination as to whether any performance goal, with respect to any Award, has been satisfied shall be made prior to the payment of any compensation relating to an Award.

4A.10      Performance Awards under Code Section 162(m) of the Code.  It is the intent of the Corporation that Performance Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of Section 162(m).  Accordingly, the terms of this Section 4A, including the definitions of Covered Employee and other terms used herein, shall be interpreted in a manner consistent with Section 162(m).  If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with Section 162(m) does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

SECTION 5.                 TERMS AND CONDITIONS OF OPTIONS

All Options granted under the Plan shall comply with, and the related Option Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Paragraph 9.1 and Section 10; provided, however, that the Committee may authorize an Option Agreement that expressly contains terms and provisions that differ from the terms and provisions of Section 10. The Committee may also authorize an Option Agreement that contains any or all of the terms and provisions of Paragraphs 9.2 and 9.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 9.2 or 9.3 (or any such differing term or provision) shall apply to an Option Agreement unless the Option Agreement expressly states that such term or provision applies.

5.1           Number of Shares.  Each Option Agreement shall state the total number of shares of Stock to which it relates.

5.2           Vesting.  Each Option Agreement shall state the time, periods or other conditions on which the right to exercise the Option or a portion thereof shall vest and the number (or method of determining the number) of shares of Stock for which the right to exercise the Option shall vest at each such time, period or satisfaction of condition.

5.3           Expiration of Options.  Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Option Agreement; provided that no Incentive Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Incentive Option.

5.4           Exercise Price.  Each Option Agreement shall state the exercise price per share of Stock (the “Exercise Price”). The exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option. The exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the greater of (a) the par value per share of the Stock or (b) eighty-five percent of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

5.5           Method of Exercise.  Each Option shall be exercisable only by written, recorded electronic or other notice of exercise in the manner specified by the Committee from time to time (the “Exercise Notice”) delivered to the Corporation or to the Person designated by the Committee during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by the Holder of the Option or by the person authorized to exercise the Option in the event of the Holder’s death or disability, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised, unless provision for the payment of the Exercise Price has been made pursuant to Paragraph 5.7 or 5.8 or in another manner permitted by law and approved in advance by the Committee, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Option Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Paragraph 5.5 have been satisfied.

5.6           Incentive Option Exercises.  During the Holder’s lifetime, only the Holder may exercise an Incentive Option. The Holder of an Incentive Option shall immediately notify the Corporation in writing of any disposition of the Stock acquired pursuant to the Incentive Option that would disqualify the Incentive Option from the incentive option tax treatment afforded by Section 422 of the Code. The notice shall state the number of shares disposed of, the dates of acquisition and disposition of the shares, and the consideration received upon that disposition.

5.7           Medium and Time of Payment.  The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means (such as that specified in Paragraph 5.8) acceptable to the Committee, (b) on the Committee’s prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee chooses to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date of the delivery of the Exercise Notice. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

5.8           Payment with Sale Proceeds.  In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised (either as a loan to the Holder or from the proceeds of the sale of Stock issued pursuant to that exercise of the Option), and the Corporation shall promptly cause the exercised shares to be delivered to the brokerage firm. Such transactions shall be effected in accordance with the procedures that the Committee may establish from time to time.

5.9           Reload Provisions.  Options may contain a provision pursuant to which a Holder who pays all or a portion of the Exercise Price of an Option or the tax required to be withheld pursuant to the exercise of an Option by surrendering shares of Stock shall automatically be granted an Option for the purchase of the number of shares of Stock equal to the number of shares surrendered (a “Reload Option”). The Date of Grant of the Reload Option shall be the date on which the Holder surrenders the shares of Stock in respect of which the Reload Option is granted. The Reload Option shall have an Exercise Price equal to the Fair Market Value of a share of Stock on the Date of Grant of the Reload Option and shall have a term that is no longer than the original term of the underlying Option.

5.10         Limitation on Aggregate Value of Shares That May Become First Exercisable During any Calendar Year Under an Incentive Option.  Except as is otherwise provided in subparagraph 9.2(b), with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time.  As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted.  For purposes of this Paragraph 5.10 “predecessor corporation” means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations.  Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

5.11         No Fractional Shares.  The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

5.12         Modification, Extension and Renewal of Options.  Subject to the terms and conditions of and within the limitations of the Plan and any applicable law, and any consent required by the last two sentences of this Paragraph 5.12, the Committee may (a) modify, extend or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, materially alter or impair any rights of the Holder or materially increase the obligations of a Holder under any Option theretofore granted to that Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Paragraph 5.12.

5.13         Other Agreement Provisions.  The Option Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.  Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Option Agreement shall cover both an Incentive Option and a Nonstatutory Option.  Each Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6.                 STOCK APPRECIATION RIGHTS

All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term and condition applies to the form of Stock Appreciation Right) and also to the terms and conditions set forth in Paragraph 9.1 and Section 10; provided, however, that the Committee may authorize an Award Agreement relating to a Stock Appreciation Right that expressly contains terms and provisions that differ from the terms and provisions of Section 10.  The Committee may also authorize an Award Agreement relating to a Stock Appreciation Right that contains any or all of the terms and provisions of Paragraphs 9.2 and 9.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 9.2 or 9.3 (or any such differing term or provision) shall apply to an Award Agreement relating to a Stock Appreciation Right unless the Award Agreement expressly states that such term or provision applies.

.6.1          Form of Right.  A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option, or (b) without relation to an Option.

6.2           Rights Related to Options.  A Stock Appreciation Right granted pursuant to an Option shall entitle the Holder, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subparagraph 6.2(b).  That Option shall then cease to be exercisable to the extent surrendered.  Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award Agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

(a)           Exercise and Transfer.  Subject to Paragraph 10.10, a Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.  To the extent that an Option has been exercised, the Stock Appreciation Rights granted in connection with that Option shall terminate.

(b)           Value of Right.  Upon the exercise of a Stock Appreciation Right related to an Option, the Holder shall be entitled to receive payment from the Corporation of an amount determined by multiplying:

(i)            The difference obtained by subtracting the Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

(ii)           The number of shares as to which that Stock Appreciation Right has been exercised.

6.3           Right Without Option.  A Stock Appreciation Right granted without relationship to an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

(a)           Number of Shares.  Each Award Agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

(b)           Vesting.  Each Award Agreement shall state the time, periods or other conditions on which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time, period or satisfaction of condition.

(c)           Expiration of Rights.  Each Award Agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.

(d)           Value of Right.  A Stock Appreciation Right granted without relationship to an Option shall entitle the Holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

(i)            The difference obtained by subtracting the SAR Exercise Price from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

(ii)           The number of rights as to which the Stock Appreciation Right has been exercised.

6.4           Limitations on Rights.  Notwithstanding Subparagraph 6.2(b) and Subparagraph 6.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right.  Any such limitation must be determined as of the Date of Grant and be noted on the instrument evidencing the Stock Appreciation Right.

6.5           Payment of Rights.  Payment of the amount determined under Subparagraph 6.2(b) or Subparagraph 6.3(d) and Paragraph 6.4 may, in the sole discretion of the Committee, be made solely in whole shares of Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right or, in the sole discretion of the Committee, solely in cash or a combination of cash and Stock.  If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

6.6           Other Agreement Provisions.  The Award Agreements authorized relating to Stock Appreciation Rights shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Stock Appreciation Right and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 7.                 RESTRICTED STOCK AWARDS

All Restricted Stock Awards granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include, and be subject to the terms and conditions set forth in this Section 7 and also to the terms and conditions set forth in Paragraph 9.1 and Section 10; provided, however, that the Committee may authorize an Award Agreement relating to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions of Section 10.  The Committee may also authorize an Award Agreement relating to a Restricted Stock Award that contains any or all of the terms and provisions of Paragraphs 9.2 and 9.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 9.2 or 9.3 (or any such differing term or provision) shall apply to an Award Agreement relating to a Restricted Stock Award unless the Award Agreement expressly states that such term or provision applies.

7.1           Restrictions.  All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

(a)           Transferability.  The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

(b)           Conditions to Removal of Restrictions.  Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, consultant or advisor or achievement of performance objectives described in the Award Agreement.

(c)           Legend.  Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

(d)           Possession.  At its sole discretion, the Committee may (i) authorize issuance of a certificate for shares in the Holder’s name only upon lapse of the applicable restrictions, (ii) require the Corporation, transfer agent or other custodian to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require the Holder of the Award to execute stock powers, endorsed or  in blank, for those certificates and deliver those stock powers to the Corporation, transfer agent or custodian, or (iii) may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire.  The Corporation may issue shares subject to stop-transfer restrictions or may issue such shares subject only to the restrictive legend described in subparagraph 7.1(c).

(e)           Other Conditions.  The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including, without limitation, (i) restrictions under the Securities Act or Exchange Act, (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

7.2           Expiration of Restrictions.  The restrictions imposed in Paragraph 7.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly cause to be delivered to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions.  Each Restricted Stock Award may have a different restriction period, in the discretion of the Committee.  The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award.  The foregoing notwithstanding, no restriction not required by law shall remain in effect for more than ten years after the date of the Award.

7.3           Changes in Accounting Rules.  Notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Restricted Stock Awards shall occur that, in the sole judgement of the Board of Directors, may have a material adverse effect on the reported earnings, assets, or liabilities of the Corporation, the Committee shall have the right and power to modify as necessary any then outstanding Restricted Stock Awards as to which the applicable restrictions have not been satisfied.

7.4           Rights as Stockholder.  Subject to the provisions of Paragraphs 7.1 and 10.11, the Committee may, in its discretion, determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

7.5           Other Agreement Provisions.  The Award Agreements relating to Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

SECTION 8.                 PERFORMANCE UNITS

All Performance Units granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 8 (to the extent each term and condition applies to the form of Performance Unit) and also to the terms and conditions set forth in Paragraph 9.1 and Section 10; provided, however, that the Committee may authorize an Award Agreement related to a Performance Unit that expressly contains terms and provisions that differ from the terms and provisions of Section 10.  The Committee may also authorize an Award Agreement related to a Performance Unit that contains any or all of the terms and provisions of Paragraphs 9.2 and 9.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 9.2 or 9.3 (or any such differing term or provision) shall apply to an Award Agreement related to a Performance Unit unless the Award Agreement expressly states that such term or provision applies.

8.1           Multiple Grants.  The Committee may make grants of Performance Units in such a manner that more than one Performance Period is in progress simultaneously.  At or before the beginning of each Performance Period, the Committee will establish the contingent value of each Performance Unit, if any, for that Performance Period, which may vary depending on the degree to which performance objectives established by the Committee are met.

8.2           Performance Standards.  At or before the beginning of each Performance Period, the Committee will (a) establish the beginning and ending dates of the Performance Period, (b) establish for that Performance Period specific performance objectives as the Committee (in its sole discretion) believes are relevant to the Corporation’s overall business objectives, (c) determine the minimum and maximum value of a Performance Unit and the value of a Performance Unit based on the degree to which performance objectives are achieved, exceeded or not achieved, (d) determine a minimum performance level below which Performance Units will be assigned a value of zero, and a maximum performance level above which the value of Performance Units will not increase, and (e) notify each Holder of a Performance Unit for that Performance Period in writing of the established performance objectives and minimum, target and maximum Performance Unit value for that Performance Period.

8.3           Modification of Standards.  If the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable to the Corporation’s objectives because of a change in the Corporation’s business, operations, corporate structure, capital structure or other conditions the Committee deems to be material, the Committee may modify the performance measures and objectives as it considers appropriate and equitable.

8.4           Payment.  The basis for payment of Performance Units for a given Performance Period will be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period.  If minimum performance is not achieved or exceeded for a Performance Period, no payment will be made and all contingent rights will cease.  If minimum performance is achieved or exceeded, the value of a Performance Unit will be based on the degree to which actual performance exceeded the pre-established minimum performance standards.  The amount of payment will be determined by multiplying the number of Performance Units granted at the beginning of the Performance Period by the final Performance Unit value.  Payments will be made in cash or Stock as soon as administratively possible following the close of the applicable Performance Period.

8.5           Other Agreement Provisions.  The Award Agreements, if any, authorized relating to Performance Units shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 9.                 ADJUSTMENT PROVISIONS

The Committee may authorize an Award that contains any or all of the terms and provisions of this Section 9 or, with respect to Paragraphs 9.2 and 9.3, that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 9.2 or 9.3 (or any such differing term or provision) shall apply to an Award Agreement unless the Award Agreement expressly states that such term or provision applies.

9.1           Adjustment of Awards and Authorized Stock.  The terms of an Award, the number of shares of Stock authorized pursuant to Paragraph 2.1 for issuance under the Plan, and the number shares of Stock that constitute the individual limitations in Paragraph 2.6 shall be subject to adjustment, from time to time, in accordance with the following provisions:

(a)           If at any time or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan and for any individual as provided in Paragraph 2.1 and Paragraph 2.6, respectively, shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(b)           If at any time or from time to time the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan and for any individual as provided in Paragraph 2.1 and Paragraph 2.6, respectively shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(c)           Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Paragraph 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash or property purchasable subject to each Award after giving effect to the adjustments.  The Committee shall promptly give each Holder such a notice.

(d)           Adjustments under Paragraph 9(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive.  No fractional interest shall be issued under the Plan on account of any such adjustments.

9.2           Changes in Control.  Upon the occurrence of a Change in Control, but only if approved by the Committee, for Awards held by Participants who are employees or directors of the Corporation (and their permitted transferees pursuant to Paragraph 3.5), (a) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation  Right or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in Control is referred to herein as the “Total Shares”); (b) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire; and (c) the target payout opportunity attainable under the Performance Units will be deemed to have been fully earned for all Performance Periods upon the occurrence of the Change in Control and the Holder will be paid a pro rata portion of all associated targeted payout opportunities (based on the number of complete and partial calendar months elapsed as of the occurrence of the Change in Control) in cash within thirty days following the Change in Control or in Stock effective as of the Change in Control, for cash and stock-based Performance Units, respectively.  If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of stock, other securities, cash or property to which that number of Total Shares would have been entitled in connection with such Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).  Nothing in this Paragraph 9.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control, and, unless otherwise provided in the Award Agreement relating to the Award, no Holder shall forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control or because the Holder’s employment is terminated for any reason following a Change in Control.

9.3           Restructure and No Change in Control.  In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:

(a)           no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;

(b)           neither any outstanding Stock Appreciation Rights nor any  outstanding Options shall immediately become fully vested and exercisable  in full merely because of the occurrence of the Restructure;

(c)           the restriction period of any Restricted Stock Award shall not immediately be accelerated nor shall the restrictions expire merely because of the occurrence of the Restructure; and

(d)           the target payout opportunity attainable under the Performance Units will not be deemed to have been fully earned for all Performance Periods merely because of the occurrence of the Restructure.

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Paragraph 9.3.  In the event of any election or action taken by the Corporation pursuant to this Paragraph 9.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee.  The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner affect the validity or enforceability of any action taken by the Corporation and the Committee under this Paragraph 9.3, including, without limitation, any redemption of an Award as of the consummation of a Restructure.  Any cash payment to be made by the Corporation pursuant to this Paragraph 9.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the  payment of the redemption price may occur subsequent to the consummation.  If all or any portion of an outstanding Award is to be exercised or accelerated upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

9.4           Notice of Change in Control or Restructure.  The Corporation shall attempt to keep all Holders informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Corporation’s stockholders are informed by the Corporation of any such event or potential event.

SECTION 10.               ADDITIONAL PROVISIONS

10.1         Termination of Employment.  Subject to the last sentence of Paragraph 9.2, if a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than Retirement or that Holder’s death or Disability, then the following provisions shall apply to all Awards held by that Holder that were granted because that Holder was an Employee:

(a)           If the termination is by the Holder’s employer, then the following provisions shall apply: (i) if the termination is for Cause, then that portion, if any, of any and all Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of termination shall become null and void; provided, however, that the portion, if any, of any and all Awards held by that Holder which are exercisable (or for which restrictions have lapsed) as of the date of such termination shall survive such termination and shall be exercisable by such Holder for a period of the lesser of (A) the remainder of the term of the Award or (B) three (3) days following the date of such termination or (ii) if the termination is not for Cause, then that portion, if any, of any and all Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by that Holder which are exercisable (or for which restrictions have lapsed) as of the date of such termination shall survive such termination and shall be exercisable by such Holder for a period of the lesser of (A) the remainder of the term of the Award or (B) 180 days following the date of such termination.

(b)           If such termination is by the Holder, then, unless otherwise agreed to by the Corporation, any and all Awards held by that Holder, whether or not then exercisable and whether or not restrictions thereon have lapsed (except in full), shall become null and void as of the date of the termination.

10.2         Other Loss of Eligibility.  If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder’s death, then that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity which are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all of the Awards held by the Holder that are exercisable (or for which restrictions have lapsed) as of the date of the termination shall survive the termination and shall be exercisable by such Holder for a period of the lesser of (a) the remainder of the term of the Award or (b) 90 days following the date of such termination.

10.3         Death.  Upon the death of a Holder, then any and all Awards held by the Holder, including those portions of the Awards that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable, shall immediately become fully vested and exercisable in full by the Holder, his guardians or his legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) one year following the date of the Holder’s death.  Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void.  Except as expressly provided in this Paragraph 10.3, all Awards held by a Holder shall not be exercisable after the death of that Holder.

10.4         Retirement.  If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder’s Retirement, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that retirement shall become null and void as of the date of retirement; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of that Retirement shall survive the Retirement and shall be exercisable by such Holder for a period of the lesser of (a) the remainder of the terms of the Award or (b) ninety days following the date of retirement.

10.5         Disability.  If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder’s Disability, then any and all Awards held by the Holder, including those portions of the Awards that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (or for which restrictions had not lapsed), shall immediately become fully vested and exercisable in full by the Holder, his guardians or his legal representatives for a period of the lesser of (a) the remainder of the term of the Award or (b) one year following the date on which the Holder’s employment is terminated due to such Holder’s Disability.  “Disability” shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, “Disability” shall mean a physical or mental impairment of sufficient severity that, in the opinion of the Corporation, either the Holder is unable to continue performing the duties he performed before such impairment or the Holder’s condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder’s employment.

10.6         Leave of Absence.  With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

10.7         Transferability of Awards.  In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder’s lifetime only by that Holder or by that Holder’s guardian or legal representative.  An Award requiring exercise shall not be transferrable other than by will or the laws of descent and distribution, except as permitted in accordance with Paragraph 3.5.

10.8         Forfeiture and Restrictions on Transfer.  Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable.  The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

10.9         Delivery of Certificates of Stock.  Subject to Paragraph 10.10, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested; (b) a Stock Appreciation Right has been exercised and upon receipt by the Corporation of any tax withholding as may be requested; (c) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested; and (d) performance objectives have been achieved during a Performance Period relating to a Performance Unit for Stock.  The value of the shares of Stock, cash or notes transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement.  If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates shall be issued with respect to each such Award and for Incentive Options and Nonstatutory Stock Options separately.

10.10       Conditions to Delivery of Stock.  Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect.  At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award or Performance Unit, the Corporation may, as a condition precedent to the exercise of such Option or Stock

Appreciation Right or vesting of any Restricted Stock Award or Performance Unit, require from the Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

10.11       Certain Directors and Officers.  With respect to Awards granted to Holders who are directors or officers of the Corporation or any Subsidiary and who are subject to Section 16(b) of the Exchange Act, Awards shall contain such other terms and conditions as may be required by Rule 16b-3 unless the majority of the Board of Directors or the Holder has determined not to have the Award comply with Rule 16b-3.

10.12       Securities Act Legend.  Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions endorsed thereon and may not be immediately transferable:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN  REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES  LAWS.  THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED,  TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES  EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE  ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER)  THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT  VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

10.13       Legend for Restrictions on Transfer.  Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Paragraph 10.13, such as:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED “TRAMMELL CROW COMPANY LONG-TERM INCENTIVE PLAN” AS ADOPTED BY TRAMMELL CROW COMPANY (THE “CORPORATION”) ON AUGUST 22, 1997, AND AN AGREEMENT THEREUNDER BETWEEN THE

CORPORATION AND [HOLDER] DATED                                             ,         , AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED.  THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

10.14       Rights as a Stockholder.  A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 9.  Nevertheless, dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions, and restrictions as the Committee may establish.  The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

10.15       Furnish Information.  Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

10.16       Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

10.17       Adjustments to Awards.  Subject to the general limitations set forth in Sections 5, 6 and 9, the Committee may make any adjustment in the exercise price of, the number of shares subject to or the terms of a Nonstatutory Option or Stock Appreciation Right by canceling an outstanding Nonstatutory Option or Stock Appreciation Right and regranting a Nonstatutory Option or Stock Appreciation Right. Such adjustment shall be made by amending, substituting or regranting an outstanding Nonstatutory Option or Stock Appreciation Right.  Such amendment, substitution or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option or Stock Appreciation Right.  The Committee may not, however, impair the rights of any Holder to previously granted Nonstatutory Options or Stock Appreciation Rights without that Holder’s consent.  If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant.

10.18       Remedies.  The Corporation shall be entitled to recover from a Holder reasonable attorneys’ fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

10.19       Information Confidential.  As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder’s spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.

10.20       Consideration.  No Option or Stock Appreciation Right shall be exercisable, no restriction on any Restricted Stock Award shall lapse, and no Performance Unit shall be settled in Stock with respect to a Holder unless and until the Holder shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value then the par value of the Stock subject to such Award.

10.21       Payment of Taxes.  The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation’s Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Award, the amount that the Committee deems necessary to satisfy the Corporation’s or its Subsidiary’s current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising an Award.  Upon the exercise of an Award requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation’s obligation to withhold taxes, that determination to be based on the shares’ Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of exercise) to satisfy the Corporation’s tax withholding obligations, based on the shares’ Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations.  Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes.  The Committee may, at its sole option, deny any Holder’s request to satisfy withholding obligations through Stock instead of cash.  In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee’s request, the amount of that deficiency.

SECTION 11.               DURATION AND AMENDMENT OF PLAN

11.1         Duration.  No Awards may be granted hereunder after the date that is ten (10) years from the date the last amendment to this Plan involving an increase in authorized shares is approved by the stockholders of the Corporation.

11.2         Amendment.  The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions therefrom,  the Code, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the regulations promulgated under the Code or ERISA, or any other law, rule or regulation that may affect the Plan.  The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law.  The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 9 of the Plan).

SECTION 12.               GENERAL

12.1         Application of Funds.  The proceeds received by the Corporation from the sale of shares pursuant to Awards shall be used for general corporate purposes.

12.2         Right of the Corporation and Subsidiaries to Terminate Employment.  Nothing contained in the Plan or in any Award Agreement shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary, or interfere in any way with the rights of the Corporation or any Subsidiary to terminate his or her employment at any time.

12.3         No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.  This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

12.4         Other Benefits.  Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing, retirement, bonus or other extra compensation plans that the Corporation or any Subsidiary has adopted or may, at any time, adopt for the benefit of its Employees.  Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

12.5         Exclusion from Pension and Profit-Sharing Compensation.  By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Corporation or any Subsidiary.  In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

12.6         Execution of Receipts and Releases.  Any payment of cash or any issuance or transfer of shares of Stock or other property to the Holder, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

12.7         Unfunded Plan.  Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, other property or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience.  The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, other property or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, other property or rights thereto to be granted under the Plan.  Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, other property or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

12.8         No Guarantee of Interests.  The Board of Directors, the Committee and the Corporation do not guarantee the Stock of the Corporation from loss or depreciation.

12.9         Payment of Expenses.  All expenses incident to the administration, termination or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Corporation to enforce its right to purchase Stock under this Plan.

12.10       Corporation Records.  Records of the Corporation or its Subsidiaries regarding the Holder’s period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

12.11       Information.  The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

12.12       Corporation Action.  Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

12.13       Severability.  If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code unless the Committee has determined that the Plan should not comply with such requirements.  With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

12.14       Notices.  Whenever any notice is required or permitted hereunder other than any Exercise Notice or notice to exercise an Stock Appreciation Right, such notice must be in writing and personally delivered or sent by mail. Any such notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices.  Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates. Any Exercise Notice or notice to exercise a Stock Appreciation Right shall be valid only when it is in fact received by the Corporation or the Person it designates in accordance with procedures that the Committee may adopt from time to time.

12.15       Waiver of Notice.  Any person entitled to notice hereunder may waive such notice.

12.16       Successors.  The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees and distributees, upon the Corporation, its successors and assigns, and upon the Committee and its successors.

12.17       Headings.  The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

12.18       Governing Law.  All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Delaware corporate law conflicts with the contract law of such state, in which event Delaware corporate law shall govern.  The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

12.19       Word Usage.  Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

IN WITNESS WHEREOF, Trammell Crow Company, acting by and through its officer hereunto duly authorized, has executed this Trammell Crow Company Long-term Incentive Plan this 22nd day of August, 1997.

TRAMMELL CROW COMPANY

By:	/s/ George Lippe
George Lippe
President and Chief Executive Officer

Trammell Crow Company c/o National City Bank Shareholder Services Operations LOC 5352 P. O. Box 94509 Cleveland, OH 44101-4509	VOTE BY TELEPHONE
Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

VOTE BY INTERNET
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

VOTE BY MAIL
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh PA 15253-9837.

Vote by Telephone	Vote by Internet	Vote by Mail
Call Toll-Free using a	Access the Website and	Return your proxy
touch-tone telephone:	cast your vote:	in the postage-paid
1-888-693-8683	www.cesvote.com	envelope provided

Vote 24 hours a day, 7 days a week!

Your telephone or Internet vote must be received by 6:00 a.m. Eastern Daylight Time on August _____, 2006 to be counted in the final tabulation.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Proxy card must be signed and dated below.
   Please fold and detach card at perforation before mailing.

TRAMMELL CROW COMPANY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRAMMELL CROW COMPANY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST _____, 2006

The undersigned hereby constitutes and appoints each of Robert E. Sulentic, J. Christopher Kirk and Derek R. McClain his or her true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned, with all the powers which the undersigned would possess if personally present, and to vote the Common Stock of Trammell Crow Company held of record by the undersigned on the record date at the Special Meeting of Stockholders of Trammell Crow Company to be held at 2001 Ross Avenue, Suite 3400, Dallas, Texas, on __________, August _____, 2006, at 1:00 p.m., local time, and at any adjournment or postponement thereof, on all matters coming before said meeting.

Any Proxy, when properly granted, will be voted in the manner directed and will authorize the Proxies to take action in their discretion upon other matters that may properly come before the meeting.  If no direction is made, your Proxy will be voted in accordance with the recommendations of the Board of Directors.  Proxies are authorized to vote upon matters incident to the conduct of the meeting such as approval of one or more adjournments of the meeting for the purpose of obtaining additional stockholder votes.

Dated:	, 2006

Signature

Signature if held jointly
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Special Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

Proxy card must be signed and dated on the reverse side.
   Please fold and detach card at perforation before mailing.

TRAMMELL CROW COMPANY	PROXY

You are encouraged to specify your vote by marking the appropriate box BELOW but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation, which is FOR the ratification and approval of the Trammell Crow Company Long-Term Incentive Plan.  The Proxy cannot vote your shares unless you sign and return this card or grant your proxy by telephone or the Internet in accordance with the instructions provided.  Any Proxy may be revoked in writing at any time prior to the voting thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE PROVISIONS OF SECTION 4A OF THE TRAMMELL CROW COMPANY LONG-TERM INCENTIVE PLAN.

1. To ratify and approve the provisions of Section 4A of the Trammell Crow Company Long-Term Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(Continued, and to be signed, on the reverse side)